                                      AGREEMENT

THIS AGREEMENT, made this 1st day of November, 1999, by and between King County, Washington, (hereinafter "County") and ImageWare Software, Inc., a California corporation with its principal place of business at 10883 Thornmint, San Diego, California (hereinafter "Contractor").

                                     WITNESSETH:

WHEREAS, the County has caused Contract Documents for:
          CONTRACT NUMBER:    T00874T
          WAIVER NUMBER:      999787
          CONTRACT TITLE:     "KING COUNTY CRIME CAPTURE SYSTEM"

to be prepared for certain work as described therein; and

WHEREAS, the Contractor has assured the County that it has the specialized expertise and experience necessary to properly perform the work in a timely manner and that its Proposal includes all of the functions and features required for the work; and

WHEREAS, the County has accepted the Contractor's offer to perform the work in accordance with the contract's terms, Specifications and Proposal documents;

WHEREAS, by executing this Agreement, the Contractor represents that the waiver of the Contractor's immunity under industrial insurance, Title 51 RCW, as set forth in the Contract Documents was mutually negotiated by the parties;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained and to be performed, the Contractor hereby agrees to complete the work at the price and on the terms and conditions herein contained, and to assume and perform all of the covenants and conditions herein required of the Contractor, and the County agrees to pay the Contractor the Contract Price provided herein for the fulfillment of the work and the performance of the covenants set forth herein.

THE FURTHER TERMS, CONDITIONS AND COVENANTS of the contract are set forth in the following exhibit parts each of which is attached hereto and by this reference made a part hereof: the Contract Document which includes:
Definition of Words and Terms, Introduction Overview, Standard Contractual Terms and Conditions, Specific Contractual Terms and Conditions, Insurance Requirements, Scope of Work and Attachments, A (Waiver from Standard Procurement Procedures), B (Payment Schedule), C (Personnel Inventory Report), D (Acceptance Testing Criteria), E (Affidavit and Certificate of Compliance), F (Statement of Compliance), G (Current or Former King County Employee Disclosure Form), H (Source Code Escrow Agreement, Exhibit A, I (Software Licensing Agreement, J (Software and Equipment Maintenance Agreement, Exhibit A), K (Consultant Disclosure Form), L (ADA/504 Self-Evaluation Questionnaire); M (Final Affidavit of Amounts Paid), N (Evidence of Insurance); O Contractors Proposal; P Contractors Product Description.

ImageWare Software, Inc.                KNG COUNTY
------------------------------------

ACCEPTED BY:  /s/ Wayne Wetherell       APPROVED BY:  /s/ Steve Thompson
------------------------------------    ----------------------------------------
Signature                               Signature

Wayne Wetherell CFO                     Steve Thompson - Interim Director
------------------------------------    ----------------------------------------
Name and Title (Print or Type)          Name and Title (Print or Type)

Date Accepted:  9/29/99                 Date Accepted:  11/1/99
               ---------------------                   -------------------------

                                        Approved as to form only:
                                                                 --------

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                                  TABLE OF CONTENTS

I.   DEFINITION OF WORDS AND TERMS . . . . . . . . . . . . . . . . . . . . . 5

II.   INTRODUCTION OVERVIEW. . . . . . . . . . . . . . . . . . . . . . . . . 8

III.   STANDARD CONTRACTUAL TERMS AND CONDITIONS . . . . . . . . . . . . . . 9

   A.   Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

   B.   Change Orders. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

   C.   Termination for Convenience/Default/Non-Appropriation. . . . . . . . 9

   D.   Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . . .10

   E.   Payment Procedures . . . . . . . . . . . . . . . . . . . . . . . . .11

   F.   Work and Materials Omitted . . . . . . . . . . . . . . . . . . . . .11

   G.   Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

   H.   Washington State Sales Tax . . . . . . . . . . . . . . . . . . . . .11

   I.   Taxes, Licenses, and Certificate Requirements. . . . . . . . . . . .12

   J.   Price Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . .12

   K.   No Waiver of Warranties and Contract Rights. . . . . . . . . . . . .12

   L.   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

   M.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . .12

   N.   Applicable Law and Forum . . . . . . . . . . . . . . . . . . . . . .13

   O.   Affirmative Action Requirements (Equal Employment Opportunity) . . .13

   P.   Conflicts of Interest and Noncompetitive Practices . . . . . . . . .15

   Q.   Disputes, Claims and Appeals . . . . . . . . . . . . . . . . . . . .16

   R.   Mediation and Arbitration. . . . . . . . . . . . . . . . . . . . . .16

   S.   Retention of Records, Audit Access and Proof of Compliance with
        Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

   T.   Other Public Agency Orders . . . . . . . . . . . . . . . . . . . . .18

   U.   Recycled Products Policy . . . . . . . . . . . . . . . . . . . . . .18

   V.   Public Disclosure of Contracts . . . . . . . . . . . . . . . . . . .18

IV.     SPECIFIC CONTRACTUAL TERMS AND CONDITIONS. . . . . . . . . . . . . .19

   A.   Contract Documents and Precedence. . . . . . . . . . . . . . . . . .19

   B.   Shipping Charges . . . . . . . . . . . . . . . . . . . . . . . . . .19

   C.   Guarantee/Warranty . . . . . . . . . . . . . . . . . . . . . . . . .19

   D.   Defective Work, Materials or Services. . . . . . . . . . . . . . . .20

   E.   Express Warranties . . . . . . . . . . . . . . . . . . . . . . . . .20


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   F.   Industrial and Hazardous Waste . . . . . . . . . . . . . . . . . . .21

   G.   Prohibition on Asbestos-Containing Products. . . . . . . . . . . . .21

   H.   Patents, Copyrights and Rights in Data . . . . . . . . . . . . . . .22

   I.   Y2K Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . .22

   J.   Direct Costs Related to Change Orders. . . . . . . . . . . . . . . .23

   K.   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

   L.   Bug Status Reports . . . . . . . . . . . . . . . . . . . . . . . . .23

   M.   New Versions of Software . . . . . . . . . . . . . . . . . . . . . .24

   N.   Nondisclosure of Data. . . . . . . . . . . . . . . . . . . . . . . .24

   O.   Implementation . . . . . . . . . . . . . . . . . . . . . . . . . . .24

   Q.   System Enhancements, Upgrades, and Replacements. . . . . . . . . . .24

   R.   Liquidated Damages . . . . . . . . . . . . . . . . . . . . . . . . .24

   S.   Contract Term. . . . . . . . . . . . . . . . . . . . . . . . . . . .25

   T.   Serverability. . . . . . . . . . . . . . . . . . . . . . . . . . . .25

V.     SECTION 5 - INSURANCE REQUIREMENTS. . . . . . . . . . . . . . . . . .26

VI.     SECTION 6 - SCOPE OF WORK. . . . . . . . . . . . . . . . . . . . . .29

ATTACHMENT A - WAIVER FROM STANDARD PROCUREMENT PROCEDURES . . . . . . . . .35

ATTACHMENT B - PAYMENT SCHEDULE. . . . . . . . . . . . . . . . . . . . . . .38

ATTACHMENT C - PERSONNEL INVENTORY REPORT. . . . . . . . . . . . . . . . . .39

ATTACHMENT D - ACCEPTANCE TESTING CRITERIA . . . . . . . . . . . . . . . . .40

ATTACHMENT E - AFFIDAVIT AND CERTIFICATE OF COMPLIANCE . . . . . . . . . . .52

ATTACHMENT F - STATEMENT OF COMPLIANCE . . . . . . . . . . . . . . . . . . .53

ATTACHMENT G - CURRENT OR FORMER KING COUNTY EMPLOYEE DISCLOSURE FORM. . . .54

ATTACHMENT H - SOURCE CODE ESCROW AGREEMENT. . . . . . . . . . . . . . . . .55

ATTACHMENT I - SOFTWARE LICENSING AGREEMENT. . . . . . . . . . . . . . . . .56

   Exhibit A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58

ATTACHMENT J - SOFTWARE AND EQUIPMENT MAINTENANCE AGREEMENT. . . . . . . . .58

   Exhibit A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65


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   Exhibit B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .66

ATTACHMENT K - CONSULTANT DISCLOSURE FORM. . . . . . . . . . . . . . . . . .67

ATTACHMENT M - FINAL AFFIDAVIT OF AMOUNTS PAID . . . . . . . . . . . . . . .69

ATTACHMENT N - EVIDENCE OF INSURANCE . . . . . . . . . . . . . . . . . . . .70

ATTACHMENT O - CONTRACTORS PROPOSAL. . . . . . . . . . . . . . . . . . . . .71

ATTACHMENT P - CONTRACTORS PRODUCT DESCRIPTION . . . . . . . . . . . . . . .72






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I. DEFINITION OF WORDS AND TERMS

Words and terms shall be given their ordinary and usual meanings. Where capitalized in the Contract Documents, the following words and terms shall have the meanings indicated. The meanings shall be applicable to the singular, plural, masculine, feminine and neuter of the words and terms.

ACCEPTANCE: Formal action of the County in determining that the Contractor's work has been completed in accordance with the contract.

ADDENDA: Written additions, deletions, clarification, interpretations, modifications or corrections to the Contract Documents issued by the County during the Proposal period and prior to the date and time established for submittal of Proposals.

BENCH MARK: Predetermined milestone at which time the system installed will be compared to the original plan.

CHANGE ORDER: Written order issued by the County and accepted by the Contractor, with or without notice to sureties, making changes in the work within the scope of this contract.

CONTRACT OR CONTRACT DOCUMENTS: The writings and drawings embodying the legally binding obligations between the County and the Contractor for completion of the services or work under the Contract.

CONTRACT ADMINISTRATOR: The individual designated by the County to represent the County for the purpose of administration of the contract. This person may be the Project Manager.

CONTRACT PRICE: Amount payable to the Contractor under the terms and conditions of the contract for the satisfactory performance of the services under the contract.

CONTRACT PERIOD: The period and time during which the Contractor shall perform the services or work under the contract, including the Maintenance Agreement.

CONTRACTOR: The individual, association, partnership, firm, company, corporation, or combination thereof, including joint ventures, contracting with the County for the performance of services or work under the contract.

DAY: Calendar day.

DOCUMENTATION: A printed bound copy of the technical publications relating to the use of the Software, such as reference, user, installation, systems administration and technical guides, delivered by the Contractor to King County.

EQUIPMENT: Equipment means the Equipment described in Section 6 of Contract No. T00874T.

ERROR: An unanticipated Software problem resulting in program behavior not following the Software's logical design and/or Contractor's Documentation.

EXECUTIVE: King County Executive.

FINAL ACCEPTANCE: Contractor demonstrates and King County acknowledges that Software and system meets or exceeds the requirements as set forth in this agreement with respect to performance, Functionality and integrated systems.

FIX: The repair or replacement of source or object or executable code versions of the Software to remedy an Error.

FUNCTIONALITY: The configuration as specified in the Contract Documents; i.e. Software updates, hardware and services shall operate together efficiently.

"GO LIVE DATE": The day scheduled in the scope of work document, Section 6 of Contract No. T00874T that the Crime Capture System will become the active King County system.

MONTH: The period commencing on the first day of a calendar month and ending on the first day of the next succeeding calendar month.

MUG PHOTO IMAGES: The images taken by capture stations of an inmate or staff.

PARALLEL TESTING: A test that introduces "live data" to the new Crime Capture system for testing but does on affect the current production
JEMS/ForceField/ID2000 system.

PER DIEM: The Per Diem rate as identified in the Scope of Work. Rate shall include the following: all transportation costs to the work site in Seattle, WA regardless of begin point, travel time, meals, hotel, parking and all taxes associated with the above.

PERSON: Includes individuals, associations, firms, companies, partnerships, and joint ventures.

PROJECT MANAGER: The individual designated by the County who may manage the project on a daily basis and may represent the County for contract administration.

PROVIDE: Furnish without additional charge.

RCW: Revised Code of Washington.

REFERENCE DOCUMENTS: Reports, Specifications, and drawings which are available to Proposers for information and reference in preparing Proposals but not as part of this contract.

SERVER: A single database or file Server that may be accessed by a network of personal computers.

SERVICES: Services means the services to be performed by the Contractor as described in Section 6 of Contract No. T00874T

SHALL or WILL: Whenever used to stipulate anything, shall or will means mandatory by either the Contractor or the County, as applicable, and means that the Contractor or the County, as applicable, has thereby entered into a covenant with the other party to do or perform the same.

SOFTWARE: All or any portion of the then commercially available version(s) of the binary computer Software programs and enhancements thereto, including (if delivered to the County) source code, localized versions of the binary computer Software programs and enhancements thereto, including (if delivered to the County) source code, and Documentation delivered by Contractor to King County. Software includes (a) Contractor-owned Software that is licensed to King County under the Software Licensing Agreement in the form of ATTACHMENT I or is licensed directly to King County by the third party owner. King County's right to access the source code to the Contractor-owned Software is set forth in the Source Code Escrow Agreement in the form of ATTACHMENT H.

SPECIFICATIONS or TECHNICAL SPECIFICATIONS: A Section of the contract consisting of written descriptions of services to be performed or of the technical requirements to be fulfilled under this contract.

SUBCONTRACTOR: The individual, association, partnership, firm, company, corporation, or joint venture entering into an agreement with the Contractor to perform any portion of the work covered by this contract.

UPDATE: All published revisions to the Documentation and one (1) copy of the new release of the Software that are not designated by Contractor as new products.

VIRUS: Software code that is intentionally and specifically constructed for the purpose of destroying, interrupting or otherwise adversely impacting other code or data in a computer, such as replicating itself or another program many times without any useful purpose.

WORKAROUND: A change in the procedures followed or data supplied to avoid an Error without significantly impairing performance of the Software.

WORK: Everything to be done and provided for the fulfillment of the contract.

Y2K COMPLIANT: An information system is "Y2K Compliant" when the system is able to accurately process date data--including, but not limited to, calculating, comparing, and sequencing--from, into, and between the nineteenth, twentieth and twenty-first centuries, including leap year calculations.

II.  INTRODUCTION OVERVIEW


                      KING COUNTY CRIME CAPTURE SYSTEM

     A. The purpose of the KING COUNTY Crime Capture System (as described in the Scope of Work, Section 6 of Contract No. T00874T) is to:

           1. Upgrade the JEMS/ForceField/ID2000 system currently installed in King County to year 2000 compliance.

           2. Enhance the efficiency and effectiveness of the County's electronic imaging, and identification systems by upgrading its hardware and software.

           3. Provide a reliable, secure, open database compliant (promoting integration possibilities) image and data storage, and archive system.

           4. Document provisions for the continued hardware and software maintenance as well as 7 day a week, 24 hour a day, 365 day per year service level agreement.

     B. This is a fixed price contract for the amount identified for each phase as described in ATTACHMENT B.

     C. Contingencies shall not be viewed as automatic increases to the contract amount. Instead the contingency amount is considered by the Parties as budgeted but not allocated. Any changes to amounts authorized for payment which are different than the amounts identified in ATTACHMENT B shall be by Change Order.

     D. This Introduction Overview generally describes goals of the Crime Capture System project and is subject to the detailed Scope of Work, Section 6 of Contract No. T00874T. The Scope of Work will control over any inconsistency with this Introduction Overview, which is not intended to expand on the Scope of Work.

III.  STANDARD CONTRACTUAL TERMS AND CONDITIONS

      A.   Administration

      This contract is between the County and the Contractor who will be responsible for providing the goods and performing the services described herein. The County is not a party to defining the division of work between the Contractor and its subcontractors, if any, and the Specifications have not been written with this intent. However, King County reserves the right to approve or disapprove of any substitutes of subcontractors.

      The Contractor represents that it has or will obtain all personnel and Equipment required to perform hereunder. Such personnel shall not be current employees of the County or former employees of the County. Any current or former County employees or former Metro employees who are involved, or become involved, in the performance of the contract must be disclosed according to Attachment G; and the County will determine whether conflicts of interest or ethical violations exist under the circumstances.

      The Contractor's performance under this contract may be monitored and reviewed by a Contract Administrator appointed by the County. Reports and data required to be provided by the Contractor shall be delivered to the Contract Administrator. Questions by the Contractor regarding interpretation of the terms, provisions and requirements of this contract shall be addressed to the Contract Administrator for response.

      This contract is for official use only by the County. No other use of this contract and/or the terms and conditions thereof, is authorized.

      B.   Change Orders

      The County may, at any time, with approval of Contractor, make any change in the work within the scope of this contract. No oral order or conduct will constitute a Change Order unless confirmed in writing by the parties to this agreement.

      If any Change Order causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, the parties to this agreement shall make an equitable adjustment in the Contract Price, the delivery schedule, or both, and shall amend the contract in writing.

      The Contractor must assert its right to an adjustment under this clause within thirty (30) calendar days after receipt of a written Change Order from the County. Upon request from the Contractor, the County may extend the thirty (30) day period. The request for equitable adjustment must be in writing and state the general nature and monetary extent of the claim. The County may require additional supporting documents and analysis to determine the validity of the claim. No claim by the Contractor for an equitable adjustment hereunder will be allowed if asserted after Final payment under this contract. No claim will be allowed for any costs incurred more than thirty (30) days before the Contractor gives written notice, as required in this section.

      C.   Termination for Convenience/Default/Non-Appropriation

           1.   Termination for Convenience

           The County for its convenience may terminate this contract, in whole or in part, at any time by written notice sent certified mail, return receipt requested, to the Contractor. After receipt of a Notice of Termination, and except as directed by the Contract Administrator, the Contractor shall immediately stop work. The Contractor shall be paid its costs, including necessary and reasonable contract close- out costs and profit on that portion of the work satisfactorily performed up to the date of termination as specified in the Notice. The Contractor shall promptly submit its request for the termination payment, together with detailed supporting Documentation. If the Contractor has

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                                   Page 9
           any property in its possession belonging to the County, the Contractor will account for the same and dispose of it in the manner the County directs.

           If this contract is terminated, the rights, duties, and obligations of the parties, including compensation to the Contractor, shall be determined in accordance with Part 49 of the Federal Acquisition Regulation in effect on the date of this contract. The termination of this contract for convenience shall terminate Contractor's obligations under this contract as of the termination date.

           2.   Termination for Default

           In addition to termination for convenience, if the Contractor does not deliver supplies in accordance with the contract delivery schedule, or if the contract is for services and the Contractor fails to perform in the manner called for in the contract, or if the Contractor fails to comply with any other material provisions of the contract, the County may terminate this contract, in whole or in part, for default. Termination shall be effected by serving a Notice of Termination by certified mail, return receipt requested, on the Contractor setting forth the manner in which the Contractor is in default and the effective date of termination; provided, that Contractor shall have forty-five (45) calendar days to cure the default. The Contractor will only be paid for goods delivered and accepted, or services performed in accordance with the manner of performance set forth in the contract less any damages to the County caused by such default.

           3.   Termination for Non-Appropriation

           If expected or actual funding is withdrawn, reduced or limited in any way prior to the termination date set forth in this contract or in any amendment hereto, the County may, upon written notice to the Contractor, terminate this Contract in whole or in part. Such termination shall be in addition to the County's rights to terminate for convenience or default.

           In accordance with K.C.C. 4.04.040 B.6, payment shall not exceed the appropriation for the year in which termination is effected. If the Contract is terminated for non-appropriation:

                a) The County will be liable only for payment in accordance with the terms of this contract for services accepted prior to the effective date of termination; and

                b) The Contractor shall be released from any obligation to provide further services pursuant to the contract as are affected by the termination.

           Funding for this Contract beyond the currect appropriation year is conditional upon appropriation by the King County Council of sufficient funds to support the activities described in this Contract. Should such an appropriation not be approved, the Contract will terminate at the close of the current appropriation year. The appropriation year ends on December 31 of each year.

      D.   Force Majeure

      The term "force majeure" shall include, without limitation by the following enumeration: acts of Nature, acts of civil or military authorities, fire, accidents, shutdowns for purpose of emergency repairs, strikes and any other industrial, civil or public disturbance, that are not reasonably within the control of a party, causing the inability to perform the requirements of this Contract. If any party is rendered unable, wholly or in part, by a force majeure, to perform or comply with any obligation or condition of this contract then, upon giving three (3) days notice and reasonably full particulars to the other party, such obligation or condition shall be suspended only for the time and to the extent reasonably necessary to allow for performance and compliance and restore normal operations. In the event a Contractor ceases to be excused pursuant to this provision, then King County shall be entitled to exercise any remedies otherwise provided for in this Contract, including termination for default.

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                                   Page 10

      Contractor is not responsible for failure to fulfill its obligations under this Contract due to the unavailability of materials, Equipment, programs or labor due to failure of third parties to timely provide Software or Equipment contemplated herein. Contractor will notify County in writing of any such delay, and the time for Contractor's performance will be extended for a period corresponding to the delay caused by the third party. Contractor and County will determine alternative procedures to minimize project delays.

      E.   Payment Procedures

           1. Invoices with supporting Documentation as appropriate will be submitted by the Contractor for material and/or services provided to:

                          Tim Longley
                          Information System Manager
                          King County
                          Department of Adult Detention
                          500 Fifth Avenue
                          (M/S-1B)
                          Seattle, WA 98104

                IMPORTANT - The County requires one invoice when completion of each Benchmark is accepted by the County. All invoices must include the following information: contract number, requester's name and phone number, date of invoice, invoice number and total price for invoice. For each item purchased indicate quantity, description, part number, model and serial number; list price, item price and total price for the item,. Invoices must indicate Benchmark completed or for additional work tasks completed. Failure to comply with these requirements may delay payment.

           2. Within thirty (30) calendar days after receipt of an invoice for accepted work, on the basis set forth in Attachment B, the County will pay the Contractor for authorized materials and/or services satisfactorily delivered or performed. Acceptance of such payment by the Contractor shall constitute full compensation for all supervision, labor, supplies, materials, work, Equipment and the use thereof, and for all other necessary expenses, incurred by the Contractor.

      F.   Work and Materials Omitted

      The Contractor shall, when ordered in writing by the County, omit goods and/or services to be furnished under this contract, and the value of the omitted work and material will be deducted from the purchase price. The value of omitted work, services and material will be a lump sum or unit price, mutually agreed upon in writing by the Contractor and the County.

      Contractor will not be responsible for decreased performance of the Equipment, Software or integrated system to the extent caused by goods and/or services omitted by King County, provided that Contractor advises County in writing that decreased performance will occur.

      G.   Charges

      Charges which are the obligation of (a) party under the terms of the Contract shall be paid other on demand. Such charges may be deducted from any money due or to become due to the owing party under the Contract.

      H.   Washington State Sales Tax

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                                   Page 11

      The County will make payment directly to the State for all applicable State sales taxes in case the Contractor is not registered for payment of sales taxes in the State of Washington. If the Contractor is so registered, it shall add the sales tax to each invoice and upon receipt of payment from the County, promptly remit appropriate amounts to the State of Washington.

      I.   Taxes, Licenses, and Certificate Requirements

      This contract and any of the services or supplies provided hereunder are contingent and expressly conditioned upon the ability of the Contractor to provide the specified service or supplies consistent with federal, state and local law and regulations. If, for any reason, the Contractor's required licenses or certificates are terminated, suspended, revoked or in any manner modified from their status at the time this contract becomes effective, the Contractor shall notify the County immediately of such condition in writing.

      The Contractor shall maintain and be liable for all taxes, except sales tax, fees, licenses and costs as may be required by federal, state and local laws and regulations for the conduct of business by the Contractor and any subcontractors and shall secure and maintain such licenses and permits as may be required to provide the services or supplies under this contract.

      J.   Price Warranty

      The Contractor warrants that the prices charged the County do not exceed the prices charged by the Contractor to any other customer purchasing the same product or services in like or similar quantities, and under similar terms, conditions and circumstances.

      K.   No Waiver of Warranties and Contract Rights

      Conducting of tests and inspections, review of Specifications or plans, payment for goods or services or Acceptance of a product or service by the County shall not constitute a waiver, modificication or exclusion of any express or implied warranty or any right under this contract or in law.

      L.   Assignment

      The Contractor shall not assign any interest, obligation or benefit under or in this contract or transfer any interest in the same, whether by assignment or novation, without prior written consent of the County. Any request for assignment of this contract must contain, at a minimum, information regarding the potential assignee's technical and financial ability to perform this agreement, including the maintenance agreement for future years and a notarized statement that the proposed assignee will comply with this agreement, the King county Code and all applicable laws. If assignment is approved this contract shall be binding upon and inure to the benefit of the successors of the parties.

      M.   Indemnification

           1.   Limitation of Liability

                    a)   Patent and Copyright Indemnity

                    Contractor agrees to defend, indemnify and hold harmless County from any infringement claim, so long as County gives Contractor prompt notice of any infringement claim brought against County regarding the Software and King County gives Contractor information, reasonable assistance, and sole authority to defend or settle any infringement claim, then, in the defense or settlement of an infringement claim, Contractor shall, in its reasonable judgment and at its option and expense: (i) obtain for King County the right to continue using the Software; (ii) replace or modify the Software so that it becomes noninfringing while giving equivalent performance; or (iii) if Contractor cannot obtain the

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


                    remedies in (i) or (ii), the parties may proceed to a court of competent jurisdiction to determine the amount of fees that must be returned to Licensee. Contractor shall have no liability to indemnify or defend King County to the extent the alleged infringement is based on: (i) a modification of the Software the County or others authorized by the County; or (ii) use of the Software other than in accordance with the Documentation. Notwithstanding this section, King County retains the right and ability to defend itself against any claims that the Licensed Software infringes any patent or copyright. If King County chooses to defend itself or enter into a settlement agreement without Contractor's prior knowledge, consent, and specific agreement to pay costs, King County understands that Contractor will not indemnify King County for its costs and expenses.

                    a)   INDEMNIFICATION FOR ALL OTHER ACTIONS

                    Each party shall protect, defend, indemnify and save harmless the other party, its officers, employees and agents from any and all costs, claims, judgments, and/or awards of damages for injuries to persons and/or damage to tangible property, arising out of or in any way resulting from each party's own acts or omissions to the extent each party is liable for such acts or omissions. In the event the indemnified party incurs any costs including attorneys fees to enforce the provisions of this paragraph, all such costs and fees shall be recoverable from the Indemnitor.

                    a)   WORKER'S COMPENSATION LIABILITY.

                    Contractor's indemnification obligation shall include but is not limited to, all claims against King County by an employee or former employee of the Contractor or its subcontractors, and the Contractor expressly waives by mutual negotiation, with respect to the County only, all immunity and limitation on liability under any industrial insurance act, including Title 51 RCW, other worker's compensation act, disability benefit act, or other employee benefit act of any jurisidiction which would otherwise be applicable in the case of such claim. In the event of litigation between the parties to enforce the rights under this paragraph, reasonable attorney fees shall be allowed to the prevailing party.

                    b)   LIMITATION OF LIABILITY

                    Except for King County's intentional and willful violations of Contractor's intellectual or proprietary rights, which can be attributed to King County management, neither party will be liable for any indirect, incidental, special or consequential damages, including but not limited to lost data or profits, however arising, even if it has been advised of the possibility of such damages. Excluding damages incurred under the paragraphs entitled "Patent and Copyright Indemnity" and "Indemnification for all other Actions" either party's liability for damages to the other under this Agreement shall be limited to the $185,000 received under this agreement. The parties agree to the allocation of liability of risk set forth in this section.

      N.   Applicable Law and Forum

      Except as hereinafter specifically provided, this contract shall be governed by and construed according to the laws of the State of Washington, including, but not limited to, the Uniform Commercial Code, Title 62A RCW. Any suit arising herefrom shall be brought in U.S. District Court for the Western District of Washington, in Seattle. Washington which shall have sole and exclusive jurisdiction and venue. The Contractor and King County shall comply with all local, state and federal laws and regulations applicable to this contract and applicable to the goods and services provided under this contract.

      O.   Affirmative Action Requirements (Equal Employment Opportunity)

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                                    Page 13

     1.   Nondiscrimination - General

          a) King County Code Chapters 12.16 and 12.18 are incorporated by reference as if fully set forth herein and such requirements apply to this Contract. Failure by the Contractor to comply with any requirements of these Chapters shall be a material breach of contract.

          b) No Contractor, Subcontractor, or union doing business with the County or a County Contractor who furnishes workers or services in connection therewith, shall discriminate against any Person on the basis of race, color, creed, religion, sex, age, nationality, marital status, sexual orientation, or the presence of any sensory, mental or physical disability in an otherwise qualified disabled Person in employment, and no such Contractor, Subcontractor, or union shall violate the terms of RCW Chapter 49.60, Title VII of the Civil Rights Act of 1964, or any other applicable federal, state or local law or regulation regarding nondiscrimination in employment. These provisions shall apply to all contractors, subcontractors, or unions doing business with or furnishing workers or services to the county, except other governments.

     2.   Employment Practices

          a) During performance of this Contract, the Contractor agrees that it will not engage in unfair employment practices as defined by King County Code, Chapter 12.18. The Contractor agrees that it shall not discriminate against, nor tolerate harassment of, any employee or applicant for employment because of race, color, creed, religion, sex, age, nationality, marital status, sexual orientation, or the presence of any sensory, mental or physical disability in an otherwise qualified disabled Person. The Contractor will take affirmative action to ensure that applicants and employees are treated without regard to their race, color, creed, religion, sex, age, nationality, marital status, sexual orientation or the presence of any sensory, mental or physical disability in an otherwise qualified disabled Person. Such affirmative action shall include, but not be limited to the following:
               employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and, selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provision of this nondiscrimination clause.

          b) The Contractor will, prior to commencement and during the term of this Contract, furnish the County, upon request and on such forms as may be provided by the County, a report of the affirmative action taken by the Contractor in implementing the terms of this provision, and will permit access by the County to the Contractor's records of employment, employment advertisements, application forms, other pertinent data and records for the purpose of monitoring and investigation to determine compliance with this contract.

          c) The Contractor will implement and carry out the obligation contained in its Affidavit and Certificate of Compliance, Attachment E, submitted as part of its commitment to perform the work under this Contract. Failure to implement and carry out such obligations in good faith may be considered by the County a material breach of this Contract and may be grounds for cancellation, termination, or suspension of the Contract, withholding payment, or invoking the

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                                    Page 14
               enforcement provisions of King County Code Chapter 12.16 which provides for penalties, liquidated damages, or other remedies. The Contractor shall require that Affidavits in the form of those required by the County from the Contractor be submitted by its subcontractors and that substantially the foregoing provisions be contained in all such subcontracts.

     3. Compliance with Section 504 of the Rehabilitation Act of 1973, and the Americans with Disabilities Act

          a) As required by King County Code Chapter 12.16, all contractors (except those directly selling goods) entering into contracts with King County shall provide the County with assurance of their compliance with the provisions of Section 504 of the Federal Rehabilitation Act of 1973, as amended, and the Americans with Disabilities Act of 1990. The Contractor shall complete and maintain in its office a Section 504 self evaluation and corrective action plan. An Assurance of Compliance contained in the corrective action plan
               (Attachment M), must be signed, notarized and submitted to the County before the Contract will be signed by the County.

          b) In addition to the general prohibition against discrimination stated above, the following nondiscrimination provisions relating to employment of persons with disabilities shall apply to contractors, subcontractors, or unions doing business with or furnishing workers or services to the County:

               (1)  Reasonable accommodation

                    (a) The Contractor shall make reasonable accommodation to the known physical or mental limitations of an otherwise qualified disabled applicant or employee unless the Contractor can demonstrate that the accommodation would impair or cause undue hardship on the operation of the Contractor's business.

               (2)  Pre-employment inquiries

                    (a) The Contractor may not conduct a pre-employment medical examination or make a pre-employment inquiry as to whether an applicant is a disabled Person or as to the nature or severity of a disability. The Contractor may, however, make pre-employment inquiry into an applicant's ability to perform job-related functions. Nothing in this section shall prohibit the Contractor from conditioning an offer of employment on the results of a medical examination prior to initiation of the employment, if all entering employees are subjected to such an examination regardless of disability.

P.   Conflicts of Interest and Noncompetitive Practices

     1.   Conflict of Interest

     The Contractor, by entering into this contract with the County to perform or provide work, services or materials, has thereby covenanted that it has no direct or indirect pecuniary or proprietary interest, and that it shall not acquire any interest, which conflicts in any manner or degree with the work, services or materials required to be performed and/or provided under this contract and that it shall not employ any Person or agent having any such interests. In the event that the Contractor or its agents, employees or representatives hereafter acquires such a conflict of interest, it shall

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                                    Page 15
     immediately disclose such interest to the County and take action immediately to eliminate the conflict or to withdraw from this contract, as the County may require.

     2.   Contingent Fees and Gratuities

     The Contractor, by entering into this contract with the County to perform or provide work, services or materials, has thereby covenanted that:

          a) No Person or selling agency except bona fide employees or designated agents or representatives of the Contractor has been employed or retained to solicit or secure this contract with an agreement or understanding that a commission, percentage, brokerage, or contingent fee would be paid; and

          b) No gratuities, in the form of entertainment, gifts or otherwise, were offered or given by the Contractor or any of its agents, employees or representatives, to any official, member or employee of the County or other governmental agency with a view toward securing this contract or securing favorable treatment with respect to the awarding or amending, or the making of any determination with respect to the performance of this contract.

Q.   Disputes, Claims and Appeals

The Contractor shall address questions or claims regarding the meaning and intent of the Contract in writing to the Contract Administrator, within thirty (30) calendar days of the date in which the Contractor knows or should have known about the claim or question.

Each party shall address questions or claims arising from this Contract in writing to the other within one (1) year from the date in which the party knows or should have known about the claim or question.

The Contract Administrator will ordinarily respond to the Contractor in writing with a decision, but absent such written response, the question or claim shall be deemed denied upon the tenth (10th) day following receipt by the Contract Administrator.

All claims, counterclaims, disputes and other matters in question between the County and the Contractor that are not resolved between the Contract Administrator and the Contractor or through alternative dispute resolution will be decided in the U.S. District Court for the Western District of Washington, in Seattle, which shall have exclusive jurisdiction and venue over all matters in question between the County and the Contractor.
Mediation or arbitration are not mandatory prerequisites to filing a lawsuit.

Pending final decision of a dispute hereunder, the Contractor shall proceed diligently with the performance of the contract work, including the disputed requirements, unless the disputed requirement materially prevents continued performance of the contract work. Failure to comply precisely with the time deadlines under this paragraph as to any claim shall operate as a waiver and release of that claim and an acknowledgment of prejudice to the non-claiming party.

R.   Mediation and Arbitration

Nothing in this paragraph precludes any party from seeking relief from U.S. District Court for the Western District of Washington, in Seattle. If a dispute arises out of or relates to this Contract, or the breach thereof, and if said dispute cannot be settled through direct discussions, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation. Thereafter, any unresolved controversy or claim arising out of or relating to this contract, or breach thereof, may be settled by arbitration, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties to this Contract may seek to resolve disputes pursuant to mediation or arbitration, but are not required to do so.

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                                    Page 16

S.   Retention of Records, Audit Access and Proof of Compliance with Contract

     1.   Retention of Records

          a) The Contractor shall maintain books, records and documents of its performance under this contract in accordance with generally accepted accounting principles. The Contractor shall maintain and retain for a period of not less than six years after the date of Final Acceptance of contract work, all financial information, data and records (e.g., estimating sheets, take-offs, calculations, designs, etc.) used to prepare and support the Contractor's final Proposal for this contract and all records pertaining to the performance of the work under this contract, including the work performed under Change Orders, and contracts and agreements with subcontractors and suppliers.

          b) The Contractor shall attempt to ensure that its subcontractors maintain and retain for no less than three years all records pertaining to the performance by the subcontractors and suppliers of their portions of the work under this contract.

     2.   Audit Access

          a) The County and its authorized representatives and designees shall have access to all records maintained and retained by the Contractor and its subcontractors with respect to this Contract for the purpose of inspection, cost/price analysis, audit or other purposes related to this contract. The County and its representatives and designees shall have access to such records and be able to copy such records during the Contractor's normal business hours. The Contractor shall provide proper facilities for such access, inspection and copying. To the extent permitted by the public disclosure laws, County will maintain the confidentiality of all such records and information. County's inspection and copying will be at County's expense.

          b) Audits may be conducted during Contractor's normal business hours or after the Contract Period for purposes of evaluating claims by or payments to the Contractor and for any other reason reasonably deemed appropriate and necessary by the County. Audits will be conducted by auditors selected and paid for by the County. Audits shall be conducted in accordance with generally accepted auditing standards and/or audit procedure and guidelines of the County. The Contractor shall fully cooperate with the County or its auditor(s) during audits and inspections, and provide all requested documentation. Audits will be conducted at the County's expense. To the extent permitted by the public disclosure laws, County will maintain the confidentiality of all such records and information. County's inspection and copying will be at County's expense.

          c) The County will give at least a forty-eight (48) hours notice to the Contractor of the date on which the audit will begin, if the County is notified in advance.

     3.   Proof of Compliance with Contract

     The Contractor shall, at any time when requested, submit to the County properly authenticated documents or other satisfactory proof as to the Contractor's compliance with contract requirements.

     In addition, the Contractor will permit the County, and if federally funded, the FTA and the Comptroller General of the United States, or a duly authorized representative, to inspect all work, materials, payrolls and other data and records involving the contract.

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                                    Page 17

      T.   Other Public Agency Orders

      Other public agencies may utilize the terms and conditions established by this contract if the Contractor agrees. The County does not accept any responsibility or involvement in the purchase orders or contracts issued by other public agencies.

      U.   Recycled Products Policy

      The County promotes the purchase and utilization of recycled material and products where available. Recycled material means material and byproducts which have been recovered or diverted from solid waste disposal for the purpose of recycling. It does not include those materials and byproducts generated from, and commonly reused within, an original manufacturing process. In the event of similar pricing, availability and other factors affecting the solicitation, preference may be given to products containing recycled material.

      The Contractor shall, when requested by the Contract Administrator, provide Documentation indicating the recycled materials used and their proportion of the total value of the end product and upon request, where recycled materials were available but non-recycled materials were actually used, in whole or in part, the Contractor shall furnish the content by price/volume of recycled and non-recycled material used, and shall furnish an explanation of the reason that recycled materials were not used.

      V.   Public Disclosure of Contracts

      This Contract shall be considered a public document and will be available for inspection and copying by the public.

      If the Contractor considers any portion of the items delivered to King County to be protected under the law, the Contractor shall clearly identify each such portion with words such as "CONFIDENTIAL," "PROPRIETARY" or "BUSINESS SECRET." If a request is made for disclosure of such portion, the County will determine whether the material should be made available under the law. If the material is not exempt from public disclosure law, the County will notify the Contractor of the request and allow the Contractor twenty (20) days to take whatever action it deems necessary to protect its interests. If the Contractor fails or neglects to take such action within said period, the County will release the portions of the Proposal deemed subject to disclosure. By submitting a Contract, the Contractor assents to the procedure outlined in this paragraph and shall have no claim against the County on account of actions taken under such procedure. Contractor's failure to specifically identify items as "CONFIDENTIAL," "PROPRIETARY" or "BUSINESS SECRET" will not diminish Contractor's proprietary rights in its trade secrets and other confidential information identified in this Contract (including all Attachments and Exhibits), or otherwise identified, as trade secrets and/or confidential information; provided, if Contractor fails to specifically label protected items, King County will not be liable to Contractor for inadvertently releasing such items pursuant to a disclosure request.

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                                   Page 18

IV.   SPECIFIC CONTRACTUAL TERMS AND CONDITIONS

      A.   Contract Documents and Precedence

      The documents constituting the Contract between the County and the Contractor are intended to be complementary so that what is required by any one of them shall be as binding as if called for by all of them. In the event of any conflicting provisions or requirements within the several parts of the Contract Documents, they shall take precedence from highest precedence (listed first) to lowest precedence (listed last) as identified on the Agreement which is the first page of this document.

      B.   Shipping Charges

      All prices shall include freight to FOB destination. Requests for additional compensation for freight charges will be rejected by the County.

      C.   Guarantee/Warranty

      The Contractor warrants the Equipment and Services furnished under this Contract No. T00874T when delivered, and for the twelve month period after Final Acceptance (the "Limited Warranty Period") will be free from defects in material and workmanship, and will conform with all requirements of this contract. The Contractor is responsible for all costs of replacement, including shipping charges, for Equipment or Services found defective regardless of who actually corrects the defect.

      The County shall give written notice of any defect to the Contractor. If the Contractor has not diligently undertaken to correct the defect within thirty (30) calendar days after receiving the written notice, the County, in its sole discretion, may correct the defect itself. In the case of an emergency, the County may waive the written notice and correct the defect itself, if the County believes delay could cause serious injury, loss or damage.

      Upon receipt of notice of defective Equipment or Services from the County, Contractor will (a) coordinate the repair or replacement of defective Equipment with the Equipment manufacturer or Equipment maintenance provider, or (b) commence to fix defective Services. The warranties provided by Equipment suppliers/manufacturers are described in the Scope of Work and will control the extent and terms of warranty service with respect to Equipment.

      The Contractor shall ensure that the warranty requirements of this Contract enforceable through and against the Contractor's suppliers, vendors, distributors and subcontractors. The Contractor is responsible for liability and expense caused by any inconsistencies or differences between the warranties extended to the County by the Contractor and those extended to the Contractor by its suppliers, vendors, distributors and subcontractors. Such inconsistency or difference will not excuse the Contractor's full compliance with its obligations under this contract. The actions set forth in this paragraph are the full extent of Contractor's responsibility under this warranty.

      The Contractor, upon notice of award of the contract, shall promptly provide to the County complete copies of all written warranties or guarantees and/or Documentation of any other arrangement relating to such warranties or guarantees extended to the Contractor by the Contractor's suppliers, vendors, distributors and subcontractors covering parts, components, sub-components and systems procured through this contract. The Contractor shall cooperate with the County in facilitating warranty related work by such suppliers, vendors, distributors and subcontractors.

      The termination of this Contract shall not relieve the Contractor from its warranty/guarantee responsibility with respect to warranty problems incurred prior to termination.





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

      Any Equipment or Services corrected shall be subject to this clause to the same extent as the Equipment or Services initially provided.

      The warranties in this Contract No. T00874T are void if the defect or failure is caused by any of the following excluded causes (the "excluded causes"): causes other than defects, errors or malfunctions in the Equipment, Software or Services provided by Contractor; de-installation, reinstallation or relocation of any item of Equipment without Contractor's direction or written authorization; use of Software not supplied or authorized by Contractor; use of equipment not authorized by Contractor; County's failure to follow operational instructions; repair, maintenance, modification or alteration of the Software by King County or third parties without Contractor's direction or written authorization; intentional acts or omissions by King County management; power failure, surges or electrical damage, fire or water damage, air conditioning failure, humidity control failure, or corrosive atmosphere harmful to electronic circuitry; or failure to maintain proper site specifications and environmental conditions.

      This warranty shall be in addition to any other express warranties or remedies provided by this Contract, and in addition to any other rights or remedies available to the County under this Contract. Contractor shall be liable for all defects, failures, non-performance or failures to meet Contract requirements except as to excluded causes.

      The warranty period begins upon Final Acceptance and continues for twelve (12) months, except the Y2K Compliant Warranty in Section I which shall expire June 30, 2002. The Software and Equipment Maintenance Agreement Attachment J to Contract No. T00874T commences upon Final Acceptance of the Software pursuant to this contract. Maintenance fees shall be charged in one year increments using the date of Final Acceptance.

      D.   Defective Work, Materials or Services

      Prior to Final Acceptance hereunder, when and as often as the County reasonably determines that the work, materials or services furnished under the Contract are not fully and completely in accordance with any requirement of the contract, it may give notice and description of such non-compliance to the Contractor. Within thirty (30) calendar days of receiving such written notification, the Contractor must supply the County with a written detailed plan which indicates the time and methods needed to bring the work, materials or services within acceptable limits of the Specifications. The County may reject or accept this plan at its reasonable discretion. In the event this plan is rejected, the work, materials or services will be deemed not accepted and returned to the Contractor at the Contractor's expense. This procedure to remedy defects is not intended to limit or preclude any other remedies available to the County by law, including those available under the Uniform Commercial Code, Title 62A RCW.

      E.   Express Warranties

           1. Software - Contractor warrants that on the date of Final Acceptance, the Contractor-owned Software supplied as part of the System furnished hereunder shall be free from significant programming errors and when used in accordance with user manuals and Scope of Work and shall operate and conform to the performance capabilities, Specifications, functions and other descriptions and standards as identified in this Contract.

           2. Services - Contractor warrants that the Services shall be performed in a timely and professional manner by qualified professional personnel.

           3. Contractor warrants that it has full power and authority to license or sublicense the Software to the County without the consent of any other Person.

           4. Contractor warrants that use of the Software and Services as permitted by this contract, including copying, will not in any way constitute an infringement or other violation of any



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

                copyright, trade secret, trademark, patent, invention, proprietary information, nondisclosure or other right of any third party.

           5. Contractor warrants that the Software, its License to the County, and the performance by Contractor of the Services, shall be in compliance with all applicable laws, rules and regulations.

           6. If at any time during the twelve (12) month period immediately following the Acceptance Date, Contractor or the County shall discover one or more defects or errors in the Contractor-owned Software or any other aspect in which the Contractor-owned Software fails to meet the provisions of the warranty requirements herein, or the Scope of Work, Contractor shall, at its own expense and within thirty (30) days of notification of the defect by the County, correct the defect, Error or nonconformity by, among other things, making additions, modifications or adjustments to the Contractor-owned Software as may be necessary to keep the Contractor-owned Software in operating order in conformity with the warranties herein. See also Attachment J, paragraph 4.

           7. Contractor warrants the tapes, diskettes or other media delivered to the County to be free of defects in materials and workmanship under normal use for thirty (30) days from the date of receipt by the County. During the thirty (30) day period, the County may return defective media to Contractor and it will be replaced without charge to the County.

           8. Contractor warrants that the Contractor-owned Software provided is free from intentional viruses, other intentional programming defects or intentional programming defects intended to coerce County to perform this agreement.

           9. Contractor warrants that future maintenance or Software releases provided within one (1) year after the date of Final Acceptance shall not degrade the Software, cause a breach of any other warranty or require the County to purchase new or additional hardware or Software for continued operation of the Software.

          10. The Contract warrants Functionality as described in the Scope of Work and represents that the unmodified configuration identified in the Contract document has been specifically selected and designed for the County as being an operationally efficient integration of hardware, Software and services.

          11. THE EXPRESS LIMITED WARRANTIES SET FORTH IN THIS SECTION 4 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      F.   Industrial and Hazardous Waste

      The Contractor shall comply with all applicable local ordinances, state and federal statutes, and supporting rules and regulations governing the discharge of industrial waste to a public sewer, private sewer, or side sewer tributary to the metropolitan sewage system.

      Contractor shall handle and dispose of all hazardous wastes in compliance with the Resource Conservation and Recovery Act, the Washington Hazardous Waste Management Act, and applicable rules and regulations of the Environmental Protection Agency and the Department of Ecology governing the generation, storage, treatment, transportation or disposal of hazardous wastes.

      G.   Prohibition on Asbestos-Containing Products

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                                   Page 21

Asbestos-containing products shall not be provided to the County under this contract, unless no practicable alternative for the asbestos-containing product exists and the Contractor obtains the written consent of the County. The Contractor shall notify the County in writing at least thirty (30) days before it plans to supply the County with an asbestos-containing product. The County shall respond to such notification within ten (10) days of receipt. The Contractor shall comply with applicable state, federal and local labeling and other laws, regulations and ordinances pertaining to asbestos-containing products, including, but not limited to, the State of Washington Industrial Safety and Health, Act and the federal Occupational Safety and Health Act.

H.   Patents, Copyrights and Rights in Data

Any patentable, copyrightable or trademarkable result or materials suitable for patent, copyright or trademark arising out of this Contract shall be owned and retained by the Contractor.

The Contractor agrees that, except with respect to Software, the ownership of any plans, drawing, designs, specifications, technical reports, notes and other work specific to County submitted or which is specified to be delivered under this contract, whether or not complete (referred to in this subsection as "Subject Data") shall be vested in the County.

All such Subject Data furnished by the Contractor pursuant to this contract, other than documents exclusively for internal use by the County, shall carry such notations on the front cover or a title page (or in such case of maps, in the name block) as may be requested by the County. The Contractor shall also place its endorsement on all Contractor-furnished Subject Data. All such identification details shall be subject to approval by the County prior to printing.

The Contractor shall ensure that substantially the foregoing paragraphs are included in each subcontract for the work under this contract.

I.   Y2K Compliance

The Contractor represents and warrants that the Software is Y2K Compliant as defined as in the Definition of Words and Terms. Without waiving the definition of Y2K Compliant, the Contractor represents and warrants that 1) The Software when used in accordance with the Documentation supplied by Contractor will function without Error or interruption related to the date data, including errors or interruptions from functions which may involve date data from more than one century; 2) The Software requires that all date data, whether received from users, systems, applications or other sources, include and indicate a century; 3) The computer Equipment, Software and systems, as furnished and modified by Contractor individually and in combination, shall be Y2K Compliant, when used in accordance with the Documentation supplied by the Contractor; and 4) any upgrades, modifications, customizations or new versions of the Equipment, Software and systems, provided by Contractor, individually and in combination, shall be Y2K Compliant, when used in accordance with the Documentation supplied by the Contractor.

In addition to all legal and equitable remedies available to the County for breach of this paragraph, the Contractor shall allow County employees or authorized representatives of the County to repair, remove or alter computer Equipment, Software and systems which are not Y2K Compliant, if Contractor does not repair, remove or fix the non-compliant Equipment, Software and systems as provided under the other provisions of this Contract.

The warranty described herein does not apply (a) to County designed date field definitions and related calculations, (b) if non-compliance is caused by modifications to the Equipment, systems or Software that are not made, directed or authorized in writing by Contractor, or (c) if non-compliance is caused, by equipment, software and/or data interacting with the Equipment, Software and systems, and not furnished by the Contractor, failing to be Y2K Compliant.

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                                   Page 22

J.   Direct Costs Related to Change Orders

With respect to Change Orders, unless Change Orders are for a fixed price, reimbursement of Contractor travel, lodging and meal expenses are limited to the eligible costs based on the rates and criteria established in King County Code, chapter 3.24.

     1. The mileage rate allowed by King County shall not exceed the current Internal Revenue Services (IRS) rates per mile as allowed for business related travel. The IRS mileage rate will be paid for the operation, maintenance and depreciation of company or individually owned vehicles for that portion of time they are used for project work. Parking shall be the actual cost. When rental vehicles are authorized, government rates shall be requested. If a Person does not request government rates, he/she may be personally responsible for the difference.

     2. Reimbursement for meals shall be limited to the Per Diem rates established by Federal travel requisitions for the host city in the code of Federal Regulations, 41 CFR Section 301, App. A.

     3. Accommodation rates shall not exceed the Federal lodging limit plus host city taxes. The Contractor must always request government rates.

     4. The direct costs contained in 1, 2 and 3 above will only be authorized by the King County Project Manager for Contractor staff living beyond commuting distance, normally considered to be for the travel beyond 100 miles of 500 5th Ave, Seattle, WA. 98014.

     5. Air travel shall be by coach class at the lowest price available.

     6. Cost for Equipment, materials and supplies, such as approved Equipment rental; telephone, telegraph and cable expenses; reproduction costs including blueprinting, photographing, telecopying, mimeographing, photocopying and printing; express charges; commercial printing, binding, art work and models; and, computer programming and keypunching costs shall be billed without markup.

     7. Authorized sub-contract services; provided that the limitations set forth in the above paragraphs shall be applicable to such subcontract services.

     8. Other direct costs, not listed above, may be be billed if the County has given prior approval.

     9. Receipts required for purchases $10. and over, not including meals.

K.   Disclosure

King County Code 3.04.120 requires that anyone entering into a Contract with a value of more than $2,500 must file a disclosure statement with the Board of Ethics and the King County Executive. The selected consultant agrees to the conditions of King County Code 3.04.120 and shall provide a completed Consultant Disclosure Form attached hereto as Attachment K. In addition, the Contractor shall complete a Current or Former Employee Disclosure Form, attached hereto as Attachment G.

L.   Bug Status Reports

The Contractor shall provide to the County, Bug Status Reports specifying all known outstanding bugs which are applicable to County in the current version of the Software and their status for correction. The initial Bug Status Report for known bugs applicable to County shall accompany the Software when

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                                   Page 23
delivered. Subsequent reports will be provided monthly or as agreed to by the King County Project Manager.

M.   New Versions of Software

As long as the County continues payments under the Maintenance Agreement for the Software, the Contractor shall notify the County of the availability of newer versions, releases and upgrades of the Software. Contractor and County will review Software enhancements on a periodic basis, preferably during the annual users conference. During the annual review, Contractor shall identify new versions, releases and upgrades and the applicability of the new releases, versions and upgrades for County.

N.   Nondisclosure of Data

Data provided by King County either before or after Contract award shall only be used for its intended purpose. Contractor and subcontractors shall not utilize nor distribute the King County data in any form without the express approval of King County.

O.   Implementation

Installation and implementation of all system components, hardware, Software and system configuration and prototyping is the primary responsibility of the Contractor. The core system shall be configured, prototyped, refined, tested, updated and documented by the Contractor. King County shall accept the system for roll out only after a successful user Acceptance test is performed.

P.   Movement of Equipment

     1. To permit continuity of provision of the Services under this Agreement, the County shall give Contractor at least thirty (30) days prior written notice of its intent to move the Equipment from the site of installation to another location.

     2. Contractor's personnel shall supervise the dismantling and packing/unpacking of the Equipment and shall inspect and reinstall the Equipment at the new location, and charge the County for all such labor and materials provided at its then current rates and terms.

     3. Contractor shall be under no obligation to continue the Services under the Agreement if, without prior written approval of Contractor, the Equipment is moved from its location of initial installation and/or reinstalled.

Q.   System Enhancements, Upgrades, and Replacements

The Contractor agrees to provide to King County, at no cost prior to and during installation of the system, any Software/firmware enhancements which the Contractor initiates or generates. If the Contractor develops Software updates and bug fixes for the system, the Contractor agrees to provide such system updates and bug fixes at no additional cost to King County as long as King County pays for annual Software maintenance.

R.   Liquidated Damages

The Contractors failure to comply with certain provisions of the contract will result in injury to the County, and because it will be difficult to estimate the extent of such injury, the County and Contractor agree to the following Liquidated Damages.

     1. For each calendar day, up to a total of sixty (60) days, after scheduled `go live date' that the system is not ready to `go live' and where the delay was caused by the Contractor's wrongful acts or omissions of failure to properly allocate appropriate

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                                   Page 24
          resources at its disposal, the Contractor shall pay the County the sum of $500.00 per day fixed and agreed, liquidated damages, but not as a penalty; provided, (a) Contractor will not be required to pay for more than sixty total days of Liquidated Damages (that is, $60,000 of Liquidated Damages), and (b) if the system is ready to "go live" within 45 days after the scheduled "go live date", then all Liquidated Damages will be waived by County and County shall provide Contractor with a written notice of such waiver.

     2. The Contractor authorizes the County to deduct such liquidated damages from the amount due, or to become due, under the contract. The Contractor further agrees that any such deduction shall not in any degree release the Contractor from further obligation and liabilities in regard to the fulfillment of the entire contract.

     3. Time is of the essence on each and every portion of the contract. In the Contract a definite and certain length of time will be fixed for the performance of the Contract; this Contract time will only be changed via Change Order.

     4. Liquidation damage or any excess costs shall not be charged when the delay in completion of the work is due to a delay described in the Force Majeure clause Section III.D.

S.   Contract Term

This contract shall commence upon the signature of an authorized representative of each party. The Work shall be performed as described in the Scope of Work. The Warranty Period begins at Final Acceptance for a period of twelve (12) months. The Maintenance Agreement begins at Final Acceptance and runs from year to year unless terminated as described in this Contract.

T.   Severability

Whenever possible, each provision of this Agreement will be interpreted to be effective and valid under applicable law. If any provision is found to be invalid, illegal or unenforceable, then such provision or portion thereof will be modified to the extent necessary to render it legal, valid and enforceable and have the intent and economic effect as close as possible to the invalid, illegal and unenforceable provision. If it is not possible to modify the provision to render it legal, valid and enforceable, then the provision will be severed from the rest of this Agreement and ignored. The invalidity, illegality or unenforceability of any provision will not affect the validity, legality or enforceability of any other provision of this Agreement, which will remain valid and binding.

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                                   Page 25

V.   SECTION 5 - INSURANCE REQUIREMENTS

     A.   Evidence and Cancellation of Insurance

          1. Prior to execution of the Contract, the Contractor shall file with the County certificates of insurance and endorsements from the insurer(s) certifying to the coverage of all insurance required herein. All evidence of insurance must be certified by a properly authorized officer, agent, general agent or qualified representative of the insurer(s) and shall certify the name of the insured, the type and amount of insurance, the location and operations to which the insurance applies, the expiration date, and that King County receives notice at least 45 days prior to the effective date of any cancellation, lapse or material change in the policy.

          2. The Contractor shall, upon demand of King County, deliver to King County all such policies of insurance, and all endorsements and riders, and the receipts for payment of premiums thereon.

          3. Failure to provide such insurance in a time-frame acceptable to King County shall enable King County to suspend or terminate the Contractor's work hereunder in accordance with Contract provisions regarding "Termination for
               Convenience/Default/Non-appropriation." Suspension or termination of this Contract shall not relieve the Contractor from its insurance obligations hereunder.

     B.   Insurance Requirements

          1. The Contractor shall obtain and maintain the minimum insurance set forth below. By requiring such minimum insurance, King County shall not be deemed or construed to have assessed the risks that may be applicable to the Contractor under this Contract. The Contractor shall assess its own risks and, if it deems appropriate and/or prudent, maintain greater limits and/or broader coverage.

          2.   For all coverages:

          Each insurance policy shall be written on an "occurrence" form; excepting that insurance for professional liability, errors and omissions when required, may be acceptable on a claims made" form.

               a) If coverage is approved and purchased on a "claims made" basis, the Contractor warrants continuation of coverage, either through policy renewals or the purchase of an extended discovery period, if such extended coverage is available, for not less than three (3) years from the date of completion of the work which is the subject of this Contract.

     C.   Minimum Scope of Insurance

               a)   Coverage shall be at least as broad as:

                    (1)  General Liability

                    Insurance Services Office form number (CG 00 01 Ed. 10-93) covering COMMERCIAL GENERAL LIABILITY.

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                                   Page 26

                    (2)  Automobile Liability

                    Insurance Services Office form number (CA 00 01 Ed. 07-97) covering BUSINESS AUTO COVERAGE, symbol 1 "any auto"; or the combination of symbols 2, 8 and 9.

                    (3)  Workers' Compensation

                    Workers' Compensation coverage, as required by the Industrial Insurance Act of the State of Washington, as well as any similar coverage required for this work by applicable federal or "Other States" State Law.

                    (4)  Employers Liability or "Stop Gap"

                    The protection provided by the Workers Compensation policy Part 2 (Employers Liability) or, in states with monopolistic state funds, the protection provided by the "Stop Gap" endorsement to the general Liability policy.

     D.   Minimum Limits of Insurance

     The Contractor shall maintain limits no less than, for:

          1. General Liability: $1,000,000 combined single limit per occurrence for bodily injury, personal injury and property damage, and for those policies with aggregate limits, a $2,000,000 aggregate limit.

          2. Automobile Liability: $1,000,000 combined single limit per accident for bodily injury and property damage.

          3. Workers' Compensation: Statutory requirements of the State of residency.

          4. Employers Liability Stop Gap: $500,000 with a minimum $2,000,000 umbrella.

     E.   Deductibles and Self-Insured Retentions

     Any deductibles or self-insured retentions must be declared to, and approved by, the County. The deductible and/or self-insured retention of the policies shall not limit or apply to the Contractor's liability to the County and shall be the sole responsibility of the Contractor.

     F.   Other Insurance Provisions

     The insurance policies required in this Contract are to contain, or be endorsed to contain coverage consistent with the following provisions:

          1.   General Liability Policy:

               a) The County, its officers, officials, employees and agents are to be covered as additional insureds as respects liability arising out of activities performed by or on behalf of the Contractor in connection with this Contract.

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                                   Page 27

               b) To the extent of the Contractor's negligence, the Contractor's insurance coverage shall be primary insurance as respects the County, its officers, officials, employees and agents. Any insurance and/or self-insurance maintained by the County, its officers, officials, employees or agents shall not contribute with the insurance or benefit the Contractor in any way.

               c) The Contractor's insurance shall apply separately to each insured against whom a claim is made and/or lawsuit is brought, except with respect to the limits of the insurer's liability.

     G.   Acceptability of Insurers

     Unless otherwise approved by the County:

     Insurance is to be placed with insurers with a Bests' rating of no less than A:VIII, or, if not rated with Bests', with minimum surpluses the equivalent of Bests' surplus size VIII.

     If at any time one of the foregoing policies shall be or become unsatisfactory to the County,as to form or substance, or if a company issuing any such policy shall be or become unsatisfactory to the County, the Contractor shall, upon notice to that effect from the County, promptly obtain a new policy, and shall submit the same to the County, with the appropriate certificates and endorsements, for approval.

     H.   Subcontractors

     The Contractor shall include all subcontractors as insureds under its policies, or shall furnish separate certificates of insurance and policy endorsements for each Subcontractor. Insurance coverages provided by subcontractors as evidence of compliance with the insurance requirements of this Contract shall be subject to all of the requirements stated herein.

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                                   Page 28

                       VI.   SECTION 6 - SCOPE OF WORK

This document identifies the products to be delivered, "scope of work" to be performed by the Contractor during the upgrade of the current county installed ForceField System, and tasks that are the responsibility of the County.

TECHNICAL OVERVIEW
The Crime Capture System upgrade will provide the County a digital image and data capturing solution that replaces the currently installed SUN/SCO/SYBASE ForceField product with a Microsoft NT Server based digital "mugshot" management system. Upon completion of the installation, the new system will meet all NIST standards, will be certified Y2K compliant, and will capture images to a standard ".jpg" format.

     A.   WORK TO BE COMPLETED BY THE CONTRACTOR:
          1.   Server configuration and installation
          2.   Installation of capture hardware and software
          3.   Installation of printers
          4.   Installation of wristband making subsystems
          5.   Conversion of current images and data to .jpg format
          6.   Development of interconnects
          7.   Training

     B.   HARDWARE/SOFTWARE:
          1. Contractor will provide all software for the upgrade in accordance with Section 6, Equipment List:
               a)   Capture Station PC's
               b)   Microsoft NT Server
               c)   Camera Subsystems
               d)   Pan and Tilt devices
               e)   Mugbook, Investigative and Capture software licenses
               f)   Printers
               g)   Scanner
               h)   Microsoft SQL and NT licenses

     C.   INTEGRATION AND TEST:
          1. The Contractor will configure, integrate, install and test all hardware and software prior to System Acceptance and Testing.

     D.   DATA CONVERSION:
          1. All data and images currently stored in the ForceField system will be converted, then transferred to the Crime Capture system.

     E.   INTERCONNECTS:
          1. Contractor will be responsible for porting over to the Crime Capture System any interconnects that currently exist on the ForceField System.

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                                   Page 29

    F.   TRAINING:
         1. Contractor will provide training per Section 6, TRAINING AND EDUCATION.

    G.   DOCUMENTATION:
         1. Contractor will provide one manual for each capture and investigative.

    H.   RESPONSIBILITIES OF THE COUNTY:
         1.    10BaseT Network connections
         2. Sites must be clean and ready for installation (power, network presentation)
         3.    Space and tables for computers and printers
         4.    Appropriate technology staff available for technical questions
         5.    Provide specifications on interconnects
         6.    Provide dedicated IP addresses
         7.    Installation of investigative software




                                 SYSTEM DETAILS

  ---------------------------------------------------------------------------
    NO.                                DESCRIPTION
  ---------------------------------------------------------------------------
                               GENERAL SYSTEM REQUIREMENTS
  ---------------------------------------------------------------------------
           System shall be Y2K (Year 2000) Compliant.
  ---------------------------------------------------------------------------
           System shall be developed to interface with the King County Heritage system, currently housed on an IBM mainframe. Data upload shall be developed that is compatible with Subject In Process (SIP) system.

           System will need modification to meet this Functionality requirement. ImageWare will modify its database batch processor in cooperation with King County ITS programmers. King County will create any programs necessary on King County's side. ImageWare and King County will use IBM's MQ Series for the interface. King County will be responsible for all necessary licenses for MQ Series.
  ---------------------------------------------------------------------------
           System shall be developed such that modems will not be required for remote system access in favor of using TCP/IP. King County will provide the necessary IP tunnel through its firewall for
           7 X 24 X 365 access to the system (server and capture stations).
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------
                                     EQUIPMENT LIST
  ---------------------------------------------------------------------------
         -  NETFINITY SERVER (RAID LEVEL 5) (DUAL PROCESSORS) (1 NEW SYSTEM)
            -  Netfinity 5500
            - IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC,OPEN,32X,PCI/ISA
               -  (Std) 10/100 PCI Ethernet
               -  (Std) 2-Drop 16-bit SCSI Internal Cable
               -  (Std) 32X Max IDE CD-ROM Drive
               -  (Std) 450/100 MHz Pentium II Processor with 512KB ECC
                  L2 Cache
               -  (Std) IBM 1.44MB 3.5-inch Diskette Drive
               -  (Std) IBM 104-key Keyboard (Stealth Grey)
               -  (Std) Integrated IDE Controller
               -  (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
               -  (Std) Mouse Stealth Grey
               -  (Std) Netfinity 400W Hot-Swap Power Supply
               -  (Std) Netfinity NetBAY3
               -  (Std) Processor Complex Card
               -  (Std) S3 Trio64V2 Graphics - 1MB SGRAM
               -  (Std) Systems Management Processor
            -  IBM 20/40GB DLT Internal SCSI Tape Drive (FH)
            -  IBM Netfinity 256MB SDRAM ECC RDIMM (Registered)
            -  Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD (RAID)
            -  450/100MHz Pentium II Processor with 512KB ECC L2 Cache
            -  G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray
            -  Smart-UPS 1400-17 Min Runtime
  ---------------------------------------------------------------------------
         CAPTURE HARDWARE (8 NEW SYSTEMS, TRANSIT'S PC WILL BE EXCHANGED),
         -  IBM PC 300PL 6862 (4x4) 2
            - PC 300PL Pentium II 400MHz MMX/512KB,64MB,6.4GB,4MB,32X,16bit Audio,Win98,PCI/ISA
               -  (Std) IBM 6.4GB EIDE Hard Drive
               -  (Std) 10/100 PCI Ethernet WOL
               -  (Std) 16-bit ISA Crystal Audio Integrated
               -  (Std) 400/100MHz MMX Pentium II Processor with 512KB
                  Pipeline B
               -  (Std) 4MB Integrated SGRAM Video Memory
               -  (Std) 64MB 60ns NP SDRAM DIMM
               -  (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
               -  (Std) IBM 1.44MB 3.5-inch Diskette Drive
               -  (Std) IBM 104-key Rubber Dome Keyboard
               -  (Std) Integrated IDE Controller
               -  (Std) S3 Trio3D AGP Graphics Integrated
            -  G74 - 17(15.9) in. Color Monitor, 69 kHz, Stealth Gray
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------
         CAMERA SUB-SYSTEMS (8 REUSED SYSTEMS)
               -  Hitachi HV-C20 Camera, NIST standards (3 chip)
               -  Cosmicar/Pentax H15ZME Zoom Lens
               -  3 point Lighting system
               -  Pan and Tilt Camera mount (8 new)
               -  Reflective Pedestal
               -  Cable bundle
               -  NIST compliance capture software
               -  Capture Card MVPro (8 new)
               -  Power Supply (Three Chip)
  ---------------------------------------------------------------------------
         PRINTERS
               -  Fargo ID Card Printer, 2 sided  (4 Reused)
               -  HP Laserjet B&W, 4  (2 Reused)
               -  Lexmark Optra R B/W Laser Printer  (8 Reused)
               - Lexmark Optra C Color Laser Printer/SC (1 Reused, 1 Replaced with Lexmark SC)
               -  Mitsubishi CP 700 (1 reused and 2 replaced)
  ---------------------------------------------------------------------------
         SCANNERS (1 NEW SYSTEM)
               - Epson 800 Executive Scanner w/SCSI card
  ---------------------------------------------------------------------------
                                     SOFTWARE LIST
  ---------------------------------------------------------------------------
         LICENSES
           -  Microsoft SQL License (32 user Licenses)
           -  Microsoft SQL License (16 user Licenses)
           -  NT Server 4.0 License (1 New license)
           -  CCS Capture Station software (8 New Licenses)
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------
                                      MAINTENANCE
  ---------------------------------------------------------------------------
          IMAGEWARE SOFTWARE INC. AGREES TO PROVIDE 7 DAY A WEEK, 24 HOUR A DAY, 365 DAY A YEAR TELEPHONE SUPPORT.

          CONTRACTOR shall provide to COUNTY maintenance service with respect to the System consisting of

               A. PREVENTIVE MAINTENANCE. Maintenance service for the purpose of maintaining the System in good working order. Preventive Maintenance, which shall require quarterly, semi annual, and annual maintenance work and shall be performed by CONTRACTOR personnel on normal working days between the hours of 8:00 a.m. and 4:30 p.m. or as otherwise arranged.

               B. REMEDIAL MAINTENANCE. Maintenance service for the purpose of correcting a System Failure.

                    In the event of any software failure, CONTRACTOR upon notification by County shall thereafter make a good faith effort to cause the appropriate software support person to respond to the COUNTY within 30 minutes of the notification with an update as to cause and/or possible solutions. Software support shall be available 24 hours per day 7 days each week including holidays regardless of the severity of the software failure.

                    In the event of any hardware failure, CONTRACTOR upon notification by County shall thereafter make a good faith effort to cause an authorized representative of CONTRACTOR to arrive at the location where the System is installed no later than 5 (5) days following CONTRACTOR'S receipt of such notification. Hardware support shall be available 7 days per week 24 hours per day for critical items, and during normal work days and hours for non critical items.

               C. EXTRA SERVICES shall consist of any maintenance services with respect to the System, other than Preventive Maintenance and Remedial Maintenance, including without limitation, Excluded Services.

               D. EXCLUDED SERVICES: Maintenance services necessary or appropriate in order to correct any System Failure, or potential failure, attributable in whole or in part to any of the factors described in the Maintenance Agreement.

  ---------------------------------------------------------------------------
                                  SYSTEM ADMINISTRATION
  ---------------------------------------------------------------------------
           The system shall require passwords to access an application.
  ---------------------------------------------------------------------------
           The system shall allow the King County System Administrator the ability to change the users' passwords.
  ---------------------------------------------------------------------------
           The system shall be able to perform unattended backups, incremental backups, and recovery of system and remote administration.
  ---------------------------------------------------------------------------
           The system shall include an audit trail of user activities that can be displayed to the screen or print it to local printer upon request.
  ---------------------------------------------------------------------------
           If system business rules are not modifiable by the System Administrator they will be modified by ImageWare and covered under the maintenance agreement.
  ---------------------------------------------------------------------------
           The system shall allow the export of photos to write-able "disks".
  ---------------------------------------------------------------------------
           The system shall provide the ability to seal, or delete images by the system administrator, or authorized ImageWare representative presented proper documentation generated by King County.
  ---------------------------------------------------------------------------
           ImageWare SHALL PROVIDE release notes with each release of the Software and coordinate installation with the King County System Administrator.
  ---------------------------------------------------------------------------
           The system shall include scheduled database (file/table) reorganization routines.
  ---------------------------------------------------------------------------

     System shall support SQL and ODBC products.

     All keyboard and mouse input shall conform to standard Microsoft Windows 95 and 98 conventions (i.e., cut and paste, copy, insert, delete, format).

     ImageWare shall provide printed technical system Documentation.

     The system shall provide backup and fault tolerance for redundancy, to ensure that images and data are not lost (i.e. RAID 5).

                             TRAINING AND EDUCATION

     Training will be conducted on site, utilizing the actual hardware and Software to be installed and accepted by the County.

     ImageWare shall offer 3 days of training for the "staff trainers" and System Administrators.

     ImageWare shall provide a detailed description of all education and training required for the successful implementation of this project.

     ImageWare shall provide training prior to implementation to orient management and operations personnel with an overview of the system, the general operational functions of the system, and all specific instructions required in using the system.

                           MISCELLANEOUS REQUIREMENTS

     ImageWare shall convert existing ForceFiled/ID2000 data, and images to JPEG format.

     ImageWare shall be responsible, in cooperation with King County's ITS programmers, to move the Software to the production environment upon successful user Acceptance.

     System Software shall be designed to accommodate scalability to support an increase in data and recorded and images stored.

     The proposed system shall be simple to use, functional, fast and reliable.





--------------------------------------------------------------------------------

[LOGO]
KING COUNTY
DEPARTMENT OF ADULT DETENTION

TIMOTHY P. LONGLEY
INFORMATION SYSTEMS MANAGER
500 Fifth Avenue
Seattle, Washington 98104
(206) 296-1454  FAX (206) 296-0570
tim.longley@metroke.gov


           ATTACHMENT A - WAIVER FROM STANDARD PROCUREMENT PROCEDURES

DATE:      June 17, 1999

TO:        Brad Duerr, Director, Department of Finance

VIA:       Arthur Wallenstein, Director, Department of Adult Detention

FROM:      Tim Longley, Information Systems Manager, Department of Adult
           Detention

SUBJECT:   Waiver from Standard Procurement Procedures
           Contract No. T00874T

The Department of Adult Detention, acting as an agent for King County Law Safety and Justice agencies, is seeking a waiver from standard procurement procedures in order to procure hardware and software upgrade services for the JEMS/ForceField/ID2000 system to make them year 2000 (Y2K) compliant. Pursuant to King County Code 4.16.040, we request a sole source waiver due to emergency and marketing conditions.

PROBLEM STATEMENT:

Contrary to the initial vendor's assertions of compliance, the current JEMS/ForceField/ID2000 system is NOT Y2K compliant (XIMAGE was the original record of contract holder but was merged into IMAGEWARE SOFTWARE INC. in February, 1998).

WHAT IS JEMS?

JEMS (Jail Electronic Mugshot System) is a PC (client/server) based digital imaging applications, which focuses on the storage and warehousing of law enforcement images and data.

The images, taken at the time of booking are updated via electronic interface to the Heritage system, with data collected from the inmate interview process. The data is retrieved and processed by a collection of display and capture stations located at the KCCF and RJC, the King County Sheriff's office, and the Seattle Police department.

-------------------------------------------------------------------------------
                                  Page 35

The images and data are used for a variety of identification and investigative processes. King County Jail, for example, uses the stored images in the form of picture ID wristbands with bar codes. Images of sex offenders and volunteers are also managed. As of 1998, the ID 2000 module was added to collect images of King County employees for a countywide ID card, entry access, licensing, and bus pass project.

OPTIONS:

     The options to address this problem that were presented to the King County, Law, Safety, and Justice Business Area Committee, including the Technical committee, are as follows:

          1.   do nothing with the system - leave it the way it is,

          2. upgrade to "Band-Aide" Y2K solution - which involved the installation of multiple software patches and some obsolete equipment upgrading, or

          3.   upgrade to the Y2K certified ImageWare Crime Capture system.

CONSIDERATIONS/IMPLICATIONS:

          1. DO NOTHING - LEAVE THE SYSTEM THE WAY IT IS: not a viable option as this would require a complete shutdown of the system on December 31, 1999 and return to manual data and image collection process.

          2. UPGRADE TO A "BAND-AIDE" Y2K SOLUTION: the effective life span of this option is only 1 year. Failed hardware is not replaceable. This option forces an RFP - and the loss of an estimated $250,000 one-time discount as reported by the system vendor.

          3.   UPGRADE TO THE Y2K CERTIFIED IMAGEWARE CRIME CAPTURE SYSTEM: Cost
               - $185,000.

RECOMMENDATION:

The King County, Law, Safety, and Justice Business Area Committee concluded that Option 3. "Upgrade to the Y2K certified ImageWare Crime Capture system" as it presented a permanent, cost effective, low risk solution.


-------------------------------------------------------------------------------
                                  Page 36

JUSTIFICATION:

UPGRADING TO THE Y2K CERTIFIED IMAGEWARE CRIME CAPTURE SYSTEM; WE

1.   ensure Y2K compliance,

2. create a new high performance imaging system that will INTEGRATE with many current law enforcement applications, and

3. support the Executive's, as well as the County's commitment to develop a "regional system" that may be utilized by law enforcement agencies from all interested cities and agencies (SeaTac, Burien, Kent, City of Edmonds, DYS, DCFM etc.)



MARKET CONDITIONS:

A serious effort to find other system providers was made early 1999 in the interest of developing an emergency request for proposal but only two vendors ("INTELLINETICS" and "IMAGEWARE SOFTWARE INC.") were found to fit the County's two most urgent business needs; Y2K, and preservation of our 7 years of archived images. "Intellinetics" WAS able to convert our images into their database, but lacked the functionality and operability required to meet our needs without considerable, and lengthy system modification. ImageWare Software Inc., on the other hand, was able to provide the functionality and operability required prior to the Y2K deadline.

Accordingly, DAD is requesting that you approve of this emergency sole source waiver and expedite this request [RUSH] due to the Y2K compliance issue. If you need additional information, please contact:


TIMOTHY P. LONGLEY
INFORMATION SYSTEMS MANAGER
------------------------------
King County
DEPARTMENT OF ADULT DETENTION
500 Fifth Avenue
Seattle, WA  98104
(206) 296-1454 FAX (206) 296-0570
tim.longley@metroke.gov



--------------------------------------------------------------------------------

                        ATTACHMENT B - PAYMENT SCHEDULE

Contract Price for Contract No. T00874T will be $185,000 plus Annual License and Maintenance fees as described in Section 6 of Contract No. T00874T.

Payment shall be according to the following schedule and be made within 30 days of receipt of Contractor's invoice and notice of the listed event:

                                   EVENT                                                         PERCENTAGE DUE
1  Presentation of a signed purchase order for hardware all new hardware listed                  40% or $74,000
   in Contractors quote with King County as the recipient.

2  Receipt of hardware purchased in item 1 above to King County locations,                       20% or $37,000
   installation of Systems, and training completed.

3  System fully functional, and accepted (via acceptance criteria) by County                     40% or $74,000



Annual License/Maintenance fees shall be as stated in the Software Licensing Agreement, Attachment I hereto, and Software Maintenance Agreement, Attachment J hereto.



--------------------------------------------------------------------------------
                                    Page 38

                   ATTACHMENT C - PERSONNEL INVENTORY REPORT



















--------------------------------------------------------------------------------
                                    Page 39

                           PERSONNEL INVENTORY REPORT

[LOGO]

Legal name of business IMAGEWARE SOFTWARE INC.  Telephone No: (858) 673-8600
                       -----------------------                --------------
dba (if applicable)  N/A
                     -------------------------------------------------------
Street address  10883 Thornmint  City  San Diego  State  CA   Zip Code  92127
                ---------------        ---------         --             -----
Submitted by: Anne Hoversten  Title:  Corporate Secretary  Date:  10/22/99
              --------------          -------------------         --------
IRS Employer Identification Number:  33-0224167
                                     ----------------------------------------

DO YOU HAVE ANY EMPLOYEES?  NO     YES  X
                              ---      ---

IF YES, list on the Employment Data Chart below the total number of employees for all businesses located in (1) King County. If none, list the total number of employees for all businesses located in (2) Washington State. If none, list the total number of employees for all businesses located in the (3) United States. Indicate which locale (1,2,3) report covers _____. This report covers Business Location(s) in (circle one): [King County, Washington State, Other States] for the Payroll Period ending (Month/Day/Year): 10/31/99.
                                            -------------------------

DO ANY OF YOUR EMPLOYEES BELONG TO A UNION AND/OR DO YOU USE AN EMPLOYEE
REFERRAL AGENCY?    NO  X  YES
                       ---    ---

IF YES, list the unions and/or employee referral agencies with whom you agreements:____________________________________________________________________.
If you expect to do more than $10,000 worth of public work (construction) or, more than $25,000 worth of business with King County, the unions or employee referral agencies must submit a statement of compliance with King County Code Chapter 12.16.

                            African                 Native                              Minority    Disabled
Job Categories    Whites   Americans    Asians    Americans    Hispanics    Disabled    Subtotal    Subtotal
------------------------------------------------------------------------------------------------------------
                 M   F     M    F       M    F      M   F        M   F       M   F       M   F       M    F
------------------------------------------------------------------------------------------------------------
Managerial       7   3     0    1       0    0      0   0        0   0       0   0           1
Professional     1                           1                       2                       3
Technical       24         1                                                             1
Clerical             2
Sales            4
Service
Labor
On-Job
Apprentice
Skilled Craft*
Subtotal


*Journey worker: List by classification on reverse, e.g., carpenter, plumber, etc.

    Total number of employees report above: 46 If no employees, write "0."

                               SUPPLEMENTAL FORM
           Use this form as necessary to report the total work force.

Legal Name of Business                         Telephone
--------------------------------------------------------------------------------
Submitted by:                  Title                  Date
--------------------------------------------------------------------------------

                            African                 Native                              Minority    Disabled
Job Categories    Whites   Americans    Asians    Americans    Hispanics    Disabled    Subtotal    Subtotal
------------------------------------------------------------------------------------------------------------
                 M   F     M    F       M    F      M   F        M   F       M   F       M   F       M    F
------------------------------------------------------------------------------------------------------------
Managerial
Professional
Technical
Clerical
Sales
Service
Labor
On-Job Trainees
Apprentice
Skilled Craft*
Subtotal



Contact the King County Procurement Services Division at (206) 296-4210 or the King County M/WBE and Contract Compliance Division (206) 684-1330 if you have any questions concerning completion of this form.

                   ATTACHMENT D - ACCEPTANCE TESTING CRITERIA

PROCEDURES

Section I:     Acceptance of Plan

               This plan has been mutually agreed upon by both King County Washington and ImageWare Software Inc. Project Managers as to it's content, format, procedures, and terms.

Section II:    Adherence to Plan

               It is imperative that King County Washington and ImageWare Software Inc. Information Services closely adhere to this plan to test the system fully. Extensions to the test period will be granted to King County Washington only if the tests are inconclusive, through no fault of the County.

Section III:   Responsibility for Testing

               King County Washington will perform all testing prescribed herein with ImageWare Software Inc.'s assistance, if necessary. ImageWare Software Inc. representatives will monitor all tests.

Section IV:    Testing Procedure

               Contained in Attachment D are Acceptance Criteria for each of the system components that will be tested for Acceptance. Each such system component will be tested for Acceptance as the installation of that component is completed. ImageWare Software Inc. will notify King County Washington in writing that the applicable system component is ready for Acceptance testing. King County Washington will have three (3) business days in which to initiate the applicable Acceptance test for such component, if the County has been adequately trained and the County's Project Managers and ImageWare Software Inc.'s Project Manager agree that all criteria needed for testing are complete.

When a test is completed successfully, King County Washington's Project Managers will sign and date the Acceptance Criteria form and return it promptly to ImageWare Software Inc.. In the event that a test is not successful, King County Washington will complete a notice of Acceptance Test Failure ("Notice") and deliver such notice to ImageWare Software Inc. within 48 hours of the failure. The Notice shall identify each and every failure of the test. ImageWare Software Inc. will then remedy the condition and notify King County Washington of the availability of the system component for re-test, thereupon Acceptance tests will be deemed to the completed successfully within seven (7) days of initiation of said test, unless ImageWare Software Inc. has received a notice within said period.







--------------------------------------------------------------------------------

                               NOTICE NUMBER:_______________



                     NOTICE OF ACCEPTANCE TEST FAILURES


Identify By:___________________           Date:_________________________


This notice refers to the _______________ Acceptance Criteria.


                     Failures noted in testing the above:


1. __________________________________________________________________________

2. __________________________________________________________________________

3. __________________________________________________________________________

4. __________________________________________________________________________

5. __________________________________________________________________________

6. __________________________________________________________________________

7. __________________________________________________________________________

8. __________________________________________________________________________

9. __________________________________________________________________________

10. _________________________________________________________________________

11. _________________________________________________________________________

12. _________________________________________________________________________

13. _________________________________________________________________________

14. _________________________________________________________________________

15. _________________________________________________________________________

All supporting Documentation evidencing the above are attached.



------------------------------------------------------------------------------
                                    Page 41

                             SERVER INSTALLATION
                             ACCEPTANCE CRITERIA
                                   1 0F 11


Description:           These measurements will verify that the Server, RAID
                       array, and Microsoft SQL database engine has been installed and is operating properly.

Objective              The Server, RAID array, and Microsoft SQL database
                       engine has been installed and is operating normally.

Measurements           The Server can be powered up.

                       The operating system is installed.

                       Users can log on the Server and execute programs.

                       RAID array is attached to Server and images can be copied to the drives.

                       The application can connect from a PC to the MICROSOFT SQL Database on the Server.

Personnel              County Staff member from MIS and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________


------------------------------------------------------------------------------
                                    Page 42

                        SOFTWARE - Crime Capture System
                              ACCEPTANCE CRITERIA
                                    2 0F 11


Description:           These measurements will verify that the Crime Capture
                       System Software has been installed and is operating properly.

Objective              Images and data can be stored and retrieved from the
                       Crime Capture System server. Images can be stored and retrieved from magnetic media. Through a PC workstation the Crime Capture System and Investigative
                       Software can be executed and all available functions can be executed.

Measurements           A user should be able to access Crime Capture System
                       Software from a PC workstation.

                       A user should be able to access Crime Investigative Software from a PC workstation.

                       Images should be create-able and storable on the Crime Capture System server.

                       Images, data, and print formats, can be displayed, copied, and printed.

                       The Crime Capture System Administrator panel can be executed. All administrative functions available from the utility can be executed.

                       The Crime Capture System server can be brought up and shut down without error.

                       Crime Capture System server parameters can be set and updated.

Personnel              County Staff member from MIS and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________


------------------------------------------------------------------------------
                                    Page 43

                                 LASER PRINTER
                              ACCEPTANCE CRITERIA
                                    3 0F 11


Description:           These measurements will verify that the laser printers
                       have been installed and are operating properly.

Objective              The laser printers can print text, image files, and
                       print formats.

Measurements           All laser printers are properly set-up and configured.

                       Each laser printer is identified with a print queue.

Personnel              County Staff member from MIS and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________


------------------------------------------------------------------------------
                                    Page 44

                             Crime Capture System
                          WORK STATION INSTALLATION
                              ACCEPTANCE CRITERIA
                                    4 0F 11


Description:           These measurements will verify that the Crime Capture
                       System workstations have been installed and are operating properly.

Objective              Capture stations should perform all functions
                       correctly and without significant errors or failures.
                       The capture stations should be able to log-on to the Crime Capture System Server. The capture stations should be able to display or save an image to the Crime Capture System Server.

Measurements           A PC should begin the boot process when powered on,
                       including memory checking and OS loading. The process should complete with Microsoft Windows 95 workstation program manager displayed.

                       The capture station can access the Server and perform normal Crime Capture System functions.

Personnel              County Staff member from MIS and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________



------------------------------------------------------------------------------
                                    Page 45

                           Crime Capture System
                 Investigative Application Functionality
                           ACCEPTANCE CRITERIA
                                 5 0F 11
Contractor will only install the 9 original display stations with the Investigate product. King County must install the remaining.


Description:           These measurements will verify that the Crime Capture
                       System Investigative Application (MugBook II replacement) are operating properly.

Objective              PC's with Crime Investigative Software installed
                       should perform all functions of the XImage ForceField display stations correctly without significant errors or failures. The PC's with Crime Investigative
                       Software installed should be able to log-on to the Crime Capture System Server. PC's with Crime
                       Investigative Software installed should be able to display images and data.

Measurements           The investigative application should be able to
                       access, display, print, or copy images and data from the following converted (from ForceField) databases:
                       this is based upon user rights to the different databases.
                          1.  Adult,
                          2.  dad_empl,
                          3.  dad_vol,
                          4.  so_empl
                          5.  dcfm
                          6.  lisc
                          7.  juvenile
                          8.  so (sex offender)

Personnel              County Staff member from MIS and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

------------------------------------------------------------------------------

                                 SCANNING
                           ACCEPTANCE CRITERIA
                                  6 0F 11


Description:           These measurements will verify that the Crime Capture
                       System scanner for the Seattle Police Department is installed and operating properly.

Objective              To be able to scan photographs and store the image and
                       entered data on Crime Capture System server. The scanner should allow for variations in scanning parameters to achieve the clearest possible image scan.

Measurements           Images can be stored on Crime Capture System server.

                       Images may be scanned at different compression ratios (Group 3 or Group 4 FAX compression) and at different resolutions (200, 300, or 400 dpi).

                       Image quality can be controlled by varying lightness, darkness and photo mode.

Personnel              County Staff member from the Seattle Police Department,
                       ID unit, and ImageWare Software Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

------------------------------------------------------------------------------

                       ID2000 (or its replacement)
                           ACCEPTANCE CRITERIA
                                 7 0F 11


Description:           These measurements will verify that the ID2000 module
                       of the Crime Capture System performs properly.

Objective              The ID2000 System will collect images and data
                       (specifically staff and licensing) from a portable capture system and successfully upload them to the Crime Capture System server. The new system will print ID cards using print formats converted from the previous ID2000 System.

Measurements           Demonstrate portable system can collect images
                       and data, store them, then upload to the Crime Capture
                       System server.

                       Retrieve images and data from the Crime Capture System server.

                       Print ID Cards using the converted print formats.

                       Test the ability to search the database for specific, configurable search criteria.

Personnel              County Staff member from DCFM, and ImageWare Software
                       Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

------------------------------------------------------------------------------

                                TRAINING
                           ACCEPTANCE CRITERIA
                                 8 0F 11


Description:           These measurements will verify that training has been
                       completed.
Objective              All the staff trainers and System administrator are
                       trained and ready to train all personnel.

Measurements

                       All data and images are stored on the Crime Capture System Server.

                       M&Q Interface is functioning with the Crime Capture System Server.

Personnel              County Staff member from the County MIS Office and
                       ImageWare Software Inc. Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

------------------------------------------------------------------------------

                              SCOPE OF WORK
                           ACCEPTANCE CRITERIA
                                 9 0F 11


Description:           These measurements will verify that the system is
                       installed and operational as stated in the scope of work.

Objective              The system performs all of the functions outlined in the
                       scope of work.

Measurements           All items in the scope of work have been reviewed and
                       accepted by King County staff.

Personnel              County Staff member from Adult Detention, King County
                       Sheriffs Office, Seattle Police Department,
                       Facilities Management, ITS and ImageWare Software Inc.
                       Personnel

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

------------------------------------------------------------------------------

                               FINAL ACCEPTANCE
                                   10 0F 11


Description:           This verifies that all the Software and hardware has
                       been tested and accepted.

Objective              The Software and hardware will be fully operational
                       during normal business hours with no significant disruptions.

Measurements           Final Acceptance will be deemed to have occurred if
                       none of the Acceptance criteria are outstanding at the completion of the installation.

-----------------------------------------------------------------------------


Accepted By (King County):_________________________________Date:_____________

Accepted By (King County):_________________________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________

Accepted By (ImageWare Software Inc.):_____________________Date:_____________




------------------------------------------------------------------------------
                                    Page 51

                ATTACHMENT E - AFFIDAVIT AND CERTIFICATE OF COMPLIANCE





------------------------------------------------------------------------------
                                    Page 52

                        AFFIDAVIT AND CERTIFICATE OF COMPLIANCE

       With King County Code Chapter 12,16, Discrimination and Affirmative
          Action in Employment by Contractors, Subcontractors and Vendors

The undersigned, being first duly sworn, on oath states, s/he is authorized by the Contractor, and on the Contractor's behalf, affirms and certifies as follows:

Definition: "Contractor" shall mean any contractor, vendor or consultant who supplies goods and/or services. "Contract" shall mean any contract, purchase order or agreement with King County Government, hereinafter called the County.

A. Contractor recognizes that discrimination in employment is prohibited by federal, state and local laws. Contractor recognizes that in addition to refraining from discrimination, affirmative action is required to provide equal employment opportunity. Contractor further recognizes that this affidavit establishes minimum requirements for affirmative action and fair employment practices and implements the basic nondiscriminating provisions of the general contract specifications as applied to service, consultant and Contractor contracts exceeding $25,000, or public work contracts exceeding $10,000. Contractor herein agrees that this affidavit is incorporated as an addendum to its general contract, and recognizes that failure to comply with these requirements may constitute grounds for application of sanctions as set forth in the general specifications. King County Code Chapter 12.16 and this affidavit, PROVIDED FURTHER, that in lieu of the affidavit, the Executive may accept a statement pledging adherence to an existing contractor affirmative action plan where the provisions of the plan are found by the Executive to substantially fulfill the requirements of this chapter.

B. Contractor shall give notice to their supervisors and employees of the requirements for affirmative action to be undertaken prior to the commencement of work.

C. This person has been designated to represent the Contractor and to be responsible for securing compliance with and for reporting on the affirmative actions taken. AUTHORIZED AFFIRMATIVE ACTION REPRESENTATIVE

NAME: Paul Devermann
      --------------

D. Contractor will cooperate fully with the M/WBE and Contract Compliance Division and appropriate County agents while making every reasonable "good faith" effort to comply with the affirmative action and nondiscrimination requirements set forth in this sworn statement and in King County Code Chapter 12.16.

E. Reports. The Contractor agrees to complete and submit with this affidavit such additional reports and records that may be necessary to determine compliance with the affidavit and to confer with the MWBE and Contract Compliance Division staff at such times as the County shall deem necessary. The information required by this chapter includes but is not limited to the following reports and records:

1. Personnel Inventory Report: This report shall include a breakdown of the employer's workforce showing race, gender, and disability status.

2. Monthly Utilization Report: This report shall apply to construction contractors and subcontractors and shall provide the number of hours of employment for minority, women and disabled employees by craft and category.

3. Self-assessment and Test Validation: Review of all employment policies and procedures, including tests, recruitment, hiring and training practices and policies, performance evaluations, seniority policies and practices, job classifications and job assignments to assure that they do not discriminate against, or have a discriminatory impact on, minorities, women and persons with disabilities and validate all tests and other selection requirements where there is an obligation to do so under state or federal law.

4. Record of Referrals: Maintain a current file of applications of each minority, women and persons with disabilities who are applicants or referrals for employment indicating what action was taken with respect to each such individual and the reasons therefore. Contact these people when an opening exists for which they may be qualified. Names may be removed from the file after twelve months have clasped from their last application or referral.

5. Notice to Unions: Provide notice to labor unions of the contractor's nondiscrimination and affirmative action obligations pursuant to King County Code Chapter 12.16. Contractors shall also notify the M/WBE and Contract Compliance Division if labor unions fail to comply with the nondiscrimination or affirmative provisions.

6. Supervisors: Ensure that all supervisory personnel understand and are directed to adhere to and implement the nondiscrimination and affirmative action obligations of the contractor under King County Code Chapter 12.16. Such direction shall include but not be limited to, adherence to, and achievement of, affirmative action policies in performance appraisals of supervisory personnel.

7. Employee Training: When reasonable, develop on-the-job training opportunities which expressly include minorities, women, and persons with disabilities and sponsor and/or utilize, training/educational opportunities for the advancement of women, minorities, and person with disabilities employed by the contractor, subject to acceptance by the County.

8. Responsible Person: Designate an employee who shall have the responsibility for implementation of the Contractor's affirmative action measures.

9. Progress Reporting: Prepare as part of the affirmative action plan an analysis and report on the progress made toward eliminating the underrepresentation of women, minorities and persons with disabilities in the contractor's work-force on an annual basis.

3. Statement from Union or Worker Referral Agency: This statement affirms that the signee's organization has no practices and policies which discriminate on the basis of race, color, creed, religion, sex, age, marital status, sexual orientation, nationality or the presence of any sensory, mental or physical disability.

The information required in this section shall be submitted on forms provided by the County unless otherwise specified.

F. Subcontractors: For public work projects and contracts over $10,000, prime contractor shall be required to submit to the County along with qualifying documents under the Chapter, employment profiles, Affidavits Certificates of Compliance Reports and Union Statements from subcontractors in the same manner as these are required of the prime contractor. Reporting requirements of the prime contractor during the contract period apply equally to all subcontractors.

G. Employment Goals for Minorities, Women and Persons with Disabilities: specific levels of utilization of minorities and women in the workforce of Contractor shall be required, and the Contractor is not required to grant preferential treatment on the basis of race, sex, color, ethnicity or national origin in its employment practices. Notwithstanding the foregoing, any affirmative action requirements set forth in any federal regulations, statutes or rules included or referenced in the contract documents shall continue to apply.

H. Affirmative Action Measures: Contractor agrees to implement and maintain reasonable good faith efforts to comply with King County Code Chapter 12.16. The evaluation of a contractor's compliance with the Chapter shall be based upon the contractor's effort to achieve maximum results from affirmative action measures. The Contractor shall document these efforts and shall implement affirmative action steps at least as extensive as the following:

1. Policy Dissemination: Internal and external dissemination of the contractors equal employment opportunity policy;posting of nondiscrimination policies and of the requirements of this Chapter on bulletin boards clearly visible to employees; notification to each subcontractor, labor union representative workers with which there is a collective bargaining agreement or other contract, subcontract, or understanding of the contractor's commitments under Chapter. Inclusion of the equal opportunity policy in advertising in the news media and elsewhere.

2. Recruiting: Adoption and implementation of recruitment procedures designed to increase the representation of women, minorities and persons with disabilities in the pool of applicants for employment, including, but not limited to establishing and maintaining a current list of minority, women and disabled recruitment sources, providing these sources written notification of employment opportunities and advertising vacant positions in newspapers and periodicals which have minority, female and/or disabled readership.

I. During the performance of the Contract, neither the Contractor nor a party subcontracting under the authority of the Contract shall discriminate nor tolerate harassment on the basis of race, color, sex, religion, nationality, creed, marital status, sexual orientation, age, or the presence of any sensory, mental or physical disability in the employment or application for employment or in the administration or delivery services or any other benefits under this Contract.

J. Contractor agrees to provide reasonable access upon request to the premise of all places of business and employment, relative to work undertaken in the Contract, and to records, files, information and employees in connection therewith, the the M/WBE and Contract Compliance Division or agent in purposes of reviewing compliance with the provisions of this Affidavit agrees to cooperate in any compliance review.

K. Should the M/WBE and Contract Compliance Division find a complaint, investigation or review, the Contractor not be in good compliance with the provisions contained in the Affidavit, it shall notify County and Contractor in writing of the finding fully describing the basic noncompliance. Contractor may request withdrawal of such notice of noncompliance at such time as the compliance office has notified in writing the Contractor and the County that the noncompliance has been resolved.

L. The contractor agrees that any violation of any term of this Affidavit including reporting requirements, shall be deemed a violation of King County Code Chapter 12.16. Any such violation shall be further deemed a breach material provision of the contract between the County and the Contractor. Such a breach shall be grounds for implementation of any sanctions provided for in the chapter, including but not limited to, cancellation, termination or suspension in whole or in part, of the Contractor by the County; liquidated damages; disqualification of the contractor PROVIDED, that the implementation of sanctions is subject to the notice and hearing provisions of King County Code Chapter 12.16.110.


CONTRACTOR:  ImageWare Software Inc. 10883 Thornmint Rd. San Diego, CA 92127
             ---------------------------------------------------------------
             Company Name            Address             City    State  Zip

I have read and understood the foregoing; and am authorized on behalf of the Contractor to agree to the terms and conditions of this and Affidavit and Certificate of Compliance and therefore, execute the same.

Authorized Signer: Paul Devermann VP of Sales and Business Development
                   ---------------------------------------------------
                                  Title

                   \s\: Paul Devermann      Phone:(858)673-8600
                   ----------------------------------------------------
                    Signature               Phone


                                    VALID ONLY IF NOTARIZED

SUBSCRIBED AND SWORN TO BEFORE ME THIS 22nd DAY OF October 1999 Paul Devermann
                                       ----        -------   -- --------------
\s\: Anne M. Hoversten
----------------------

Notary Public in and for the State of California
                                      -----------
residing at San Diego CA 92127
            ------------------

                   ATTACHMENT F -- STATEMENT OF COMPLIANCE




















------------------------------------------------------------------------------

                   504/ADA DISABILITY ASSURANCE OF COMPLIANCE

Complying with Section 504 of the Rehabilitation Act of 1973, as amended, and the Americans With Disabilities Act of 1990, two federal laws which prohibit discrimination against qualified people with disabilities.

I understand that federal and state laws prohibit discrimination in public accommodation and employment based solely on disability. In addition, I recognize that Section 504 requires recipients of federal funds (either directly or through contracting with a governmental entity receiving federal funds) to make their programs, services, and activities, when viewed in their entirety, accessible to qualified and/or eligible people with disabilities. I agree to comply with, and to require that all subcontractors comply with, the 504/ADA requirements. I understand that reasonable accommodation is required in both program services and employment, except where to do so would cause an undue hardship or burden.

I agree to cooperate in any compliance review and to provide reasonable access to the premises of all places of business and employment and to records, files, information, and employees therein to King County for reviewing compliance with Section 504 and ADA requirements.

I agree that any violation of the specific provisions and terms of the 504/ADA Disability Assurance of Compliance and/or Corrective Action Plan required herein and Section 504 and the ADA, shall be deemed a breach of a material provision of the Contract between the County and the Contractor. Such a breach shall be grounds for cancellation, termination, or suspension, in whole or in part, of this Contract by the County.

ACCORDING TO THE RESPONSES TO THE QUESTIONS IN THE 504/ADA
SELF-EVALUATION QUESTIONNAIRE, (COMPANY
NAME) IMAGEWARE SOFTWARE INC. IS IN COMPLIANCE WITH
      -----------------------
504/ADA.
                  YES                NO
                  /x/               / /


IF THE ABOVE RESPONSE IS NO, THE FOLLOWING CORRECTIVE ACTIONS WILL BE TAKEN:

                      CORRECTIVE ACTION PLAN

The following Corrective Action Plan is submitted to comply with Section 504 and ADA requirements.

General Requirements
                                                    COMPLETION DATE
ACTIONS TO BE TAKEN


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

               504/ADA DISABILITY ASSURANCE OF COMPLIANCE (contgd.)

Program Access
                                                    COMPLETION DATE
ACTIONS TO BE TAKEN

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


Employment and Reasonable Accommodation

                                                    COMPLETION DATE
ACTIONS TO BE TAKEN

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Physical Accessibility

                                                    COMPLETION DATE
ACTIONS TO BE TAKEN

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

I DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF WASHINGTON THAT THE FOREGOING IS TRUE AND CORRECT.

Contractor:  IMAGEWARE SOFTWARE    10883 THORMINT RD.  SAN DIEGO    CA  92127
            ------------------------------------------------------------------
               Company Name          Street Address      City       State

Authorized Signer:   PAUL DEVERMANN    VP OF SALES AND BUSINESS DEVELOPMENT
                   -----------------------------------------------------------
                   Name (type or print)    Title


Signature:     /s/ Paul Devermann
          --------------------------------------------------------------------
---------------

                 ATTACHMENT G - CURRENT OR FORMER KING COUNTY
                          EMPLOYEE DISCLOSURE FORM


                            CONTRACT NO: T00874T

               (SUBMIT TO KING COUNTY ONLY WHEN APPLICABLE)



1. Identify current or former employees of the County involved in the preparation of this Proposal or the anticipated performance of the work or services to be provided on this Contract.

       Name of current or former Employee:           N/A
                                          ---------------------------------

       Date of Last Employment with the County:
                                               ----------------------------

2. The Contractor is responsible for notifying the County's Project Manager of current or former County employees who become involved in the Contract any time during the term of the Contract.

           Name of Firm:
                         ---------------------------------------------------

           Authorized Signature:
                                --------------------------------------------

           Printed Name:
                        ----------------------------------------------------

           Title:
                 -----------------------------------------------------------

           Date:
                 -----------------------------------------------------------
















------------------------------------------------------------------------------

                  ATTACHMENT H - SOURCE CODE ESCROW AGREEMENT












------------------------------------------------------------------------------
                                    Page 55

                                                 Agreement No: IWS99001


                         SOFTWARE ESCROW AGREEMENT
                              MULTI USER PLAN


This Agreement is effective ______________, 19 ____ among Lincoln-Parry SoftEscrow, Inc., (hereinafter known as "Trustee"), a company with principal offices located at 400 Inverness Drive, Suite 200, Englewood, CO 80112, ImageWare Software Incorporated (hereinafter known as "Licensor"), a Corporation, with principal offices located at 10883 Thornmint, San Diego, CA 92127 and any additional party, (hereinafter known as "Licensee"), signing the Acceptance Form attached to this Agreement, reference herein as "Attachment 1" and incorporated herein by this reference.

     WHEREAS the Licensor carries on the business of licensing computer software and is desirous of making available severally to certain of its customers, each herein called the Licensee the benefits contemplated by this agreement, and;

     WHEREAS the Licensor has granted or shall grant to the Licensee the right to use certain computer programs in object form and has agreed or shall agree to support the programs but wishes to maintain their confidentiality as trade secrets, and;

    WHEREAS the Licensee is desirous of being assured that the source code, documentation and related materials for such programs will be made available to it for the purposes of self support if certain events named herein occur;

    THEREFORE the parties agree as follows:

    1.    ESCROW MATERIALS

               Depositor shall deliver to the Trustee a sealed package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, and any subsequent updates or changes thereto (the "Deposit Materials") for the computer software products (the "System(s)"), all as identified from time to time on Exhibit A hereto. Deposit Materials shall consist of the source code magnetically or optically stored, and such supporting documentation and related materials as are necessary for a reasonably competent programmer to routinely maintain and modify such code.

    2.    BENEFICIARIES

              All Licensees of the System shall separately become a beneficiary hereunder upon the signing by the Licensee and Licensor of the Acceptance Form attached to this Agreement. Amendments introduced in the Acceptance Form by the agreement of Licensor and Licensee will supersede any provisions of this Software Escrow Agreement, providing that said amendments do not modify the rights of the Trustee.

                                               Agreement No: IWS99001
    3.    DELIVERY AND CERTIFICATION

          The following procedure shall be adopted for the presentation and certification of the Deposit Materials into escrow.

          (a) Within 10 days after the signing of this agreement by both parties, the Trustee shall supply to the Licensor an appropriate sized container which is capable of being sealed and in which the Deposit Materials shall be stored.
          (b) The Licensor shall thereupon deposit the Deposit Materials into the said container, identifying it by name and release number, and shall certify as to the authenticity of the contents in the sealed container on the form supplied by the Trustee.
          (c) The Licensor shall seal the container and shall deliver it to the Trustee to hold in accordance with the terms of this agreement.
          (d) The Licensor will deposit new releases into escrow, and the Trustee shall retain the latest such deposits and shall return earlier deposits to the Licensor.
          (e) The Trustee shall hold the container in its sealed state and shall not open, cause or permit it to be opened under any circumstances whatsoever except as may be permitted under this agreement or amendments thereto.

    4.    EVENTS CAUSING RELEASE

          The Deposit Materials shall be held in escrow by the Trustee until the earliest of the following events:
          (a) A cessation of the use of the System by the Licensee and the termination or expiration of its program license agreement with the Licensor, or the termination or expiration caused or permitted by the Licensee of the System maintenance and support services portion of the said program license agreement.
          (b) A termination of this agreement by consent of the Licensor and Licensee, or the Licensee alone.
          (c) The occurrence of any of the following events, and provided in all events that the Licensor has not made suitable alternate arrangements for the continued supplying of maintenance of the System:
          (1) A petition in bankruptcy, or an assignment for the benefit of creditors of the Licensor is filed by the Licensor, or a third party against the Licensor and is not dismissed within 30 days of its filing;
          (2) A cessation of normal business operations by the Licensor during the term of this agreement;
          (3) A failure or refusal by the Licensor to provide the System maintenance and support services required of it under its program license agreement with the Licensee, which failure has been preceded by a notice in writing to the Licensor that its continued default would cause the Licensee to invoke its rights under this agreement fifteen (15) days after the date of the said notice;

                                                 Agreement No: IWS99001

     5. RETURN TO LICENSOR

         The Trustee shall deliver the Deposit Materials back to the Licensor if any of the events named in paragraph 4(a) or 4(b) occurs before any of the events named in paragraph 4(c), provided that a Termination Notice in the form set out in Schedule A and signed by the Licensor and the Licensee has been delivered to the Trustee along with the balance of any fees and charges that are due, and further provided that no other Licensee is a beneficiary under this agreement at the time.

     6. DELIVERY TO LICENSEE

          The Trustee shall deliver a copy of the Deposit Materials to the Licensee if any of the events named in paragraph 4(c) occur before any of the events named in paragraphs 4(a) or 4(b), provided that the procedure set out below has been followed and the conditions met.

          (a) The Licensee has delivered to the Trustee a written request for the release of the Deposit Materials, accompanied by a sworn affidavit in a form satisfactory to the Trustee from a senior officer of the Licensee stating the particulars of the reasons for its request.
          (b) A copy of the request and affidavit have been delivered by the Trustee to the Licensor, and the Licensor has received at least the notice period named in paragraph 4(c)(3).
          (c) No dispute in writing has been received from the Licensor by the Trustee within ten (10) days of the Licensor's receipt of the Licensee's request and affidavit.
          (d) The Licensee has signed a non disclosure covenant in the form set out in Exhibit B and delivered it to the Trustee.
          (e) All outstanding charges under this agreement have been paid to the Trustee, and the Licensee has paid copying and delivering costs incurred by the Trustee.

     7. DISPUTES AND ARBITRATION

         If the Licensor enters a dispute as contemplated by paragraph 6(c) then the procedure set out below shall be followed before the Deposit Materials is delivered to the Licensee.

         (a) The Licensor and Licensee shall within ten (10) days after the entering of a dispute name an arbitrator to decide whether the Licensee is entitled to receive the Deposit Materials. If they are unable to agree upon the selection of an arbitrator then the Trustee shall make the said selection.
         (b) The arbitration shall otherwise be conducted in San Diego, California in accordance with the Rules of the American Arbitration Association and the Trustee shall immediately upon the expiry of any appeal period carry out the decision of the arbitration.

    8. VERIFICATION PROCEDURE

        In order to verify the authenticity of the contents of any container deposited by the

                                                 Agreement No: IWS99001

    Licensor and being held in escrow the Licensee may at any time call for its inspection in the manner and subject to the conditions below.
         (a) The Licensee shall notify the Licensor and the Trustee in writing of its demand to inspect the contents of a container, and such notification shall be made at least 30 days in advance of the date appointed for such inspection.
         (b) The Trustee shall appoint the location for such inspection.
         (c) The Trustee shall attend at the appointed time and place and shall thereat produce the sealed container in question.
         (d) The contents of the container shall be removed and inspected by the Licensee and a determination made as to whether they are as purported by the Licensor on its certificate.
         (e) If the contents are determined to be as purported, they will be resealed and returned to the Trustee to continue to hold in escrow. The Licensee shall pay all costs associated with the inspection, including machine time, operating personnel, travel, food, lodging and a reasonable per diem fee for the attendance of all the parties attending at the inspection.
         (f) If the contents of the container are determined not to be as purported, then Licensor shall pay all of the costs named in sub paragraph (e) and shall also forthwith deliver to the Trustee a copy of the authentic software as purported on the Licensor's certification, and the Licensee may first verify that the same are authentic.

    9. DUTIES OF TRUSTEE

         (a) The Trustee shall store the sealed containers in a safe and secure location of its own choosing.
         (b) The Licensor may direct the Trustee to store the sealed containers in a location selected by the Licensor, in which event the Trustee shall comply with such direction provided that access to the location is under the Trustee's control and that any additional costs incurred by the Trustee using the site are paid by the Licensor.
         (c) The Licensor represents that Deposit Materials do not require any storage conditions other than office environment conditions.
         (d) The Trustee shall exercise reasonable judgment in the handling of the Deposit Materials in the event of a dispute and shall not be liable to either party except for grossly or deliberately negligent conduct.

     10. FEES, CHARGES AND TERM

         The Licensor shall pay to the Trustee the following fees and charges:
         (a) An annual fee of $500.00 US payable upon execution by the Licensor of this Agreement and on each anniversary date thereafter unless earlier terminated by either party.
         (b) This agreement shall continue thereafter on a yearly basis unless terminated by either party by giving the other at least ninety (90) days written notice prior to any anniversary date, and provided that all named beneficiaries have either ceased to hold a use license for the System or have consented to the termination of this agreement by signing the Termination Notice attached to this Agreement, reference herein as "Attachment 2" and incorporated herein by this reference.

                                                         Agreement No: IWS99001

         (c) A fee of $50.00 US per container per year or part year for each container in excess of one being held by the Trustee at any given time payable on the anniversary date of this agreement.
         (d) A fee of $25.00 US per written notice delivered by the Trustee under paragraph 6(b).
         (e) A charge representing all expenses incurred by the Trustee for media, copying, shipping, delivery, and special storage requested by the Licensor payable on receipt of account.
         (f) The term of this agreement shall continue so long as any beneficiary has rights under it.

11.  DEFAULT IN PAYMENT

     In the event of non-payment of any fees invoiced by the Trustee, the Trustee shall give notice of non-payment of any fee due and payable hereunder to the Licensor and, in such an event, the Licensor shall have the right to pay the unpaid fee within ninety (90) days after receipt of notice from the Trustee. If Licensor fails to pay in full all fees due during such ninety (90) day period, the Trustee shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such event, the Licensee shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from the Trustee. Upon payment of the unpaid fee by either the Licensor or Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee by both Licensor and Licensee shall result in termination of this Agreement. In such event the Trustee shall return the Deposit Materials to the Licensor.
          The remedies above do not exclude any other remedies that are otherwise available to the Trustee.

12.  INSPECTION

          For the purpose of insuring that any sealed container delivered to and heldy the Trustee under this agreement remains in a sealed state, either the Licensor or the Licensee may at any time demand to inspect such container at the offices of the Trustee, and the Trustee shall produce such container on a timely basis for inspection.

13.  NOTICES.

          Any notice required to be given in writing under this agreement shall be given by prepaid certified or registered post, return receipt requested, to the respective addresses above first mentioned or to such other addresses as the parties may from time to time direct.

14.  TITLE

          Title to the Deposit Materials shall remain in the Licensor either in its own right or as agent for the owner. The Trustee shall have title to the physical storage medium but not to the Deposit Materials residing on it.

                                                         Agreement No: IWS99001

15.  GOVERNING LAW

          This agreement shall be governed in accordance with the laws of the State of California without giving effect to its conflict of laws provisions.

16.  ENUREMENT

          This agreement shall be binding upon and inure to the benefit of parties and the beneficiaries named by the Licensor and the assignees of each of them. This agreement may not be assigned by the Trustee without the prior written consent of the Licensor.

17.  ENTIRE AGREEMENT

          This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. The Trustee is not a party to the License Agreement between Licensor and Licensee and has no knowledge of any of the terms or provisions of any such License Agreement. Trustee's only obligations to Licensor or Licensee are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto.


          IN WITNESS WHEREOF the parties have by their representatives so authorized executed this agreement to go into force on the date below first mentioned.



     ______________________________          _________________________________
     Lincoln-Parry SoftEscrow, Inc.          ImageWare Software, Inc.


     By: _________________________          By: ______________________________

     Title: ______________________          Title: ___________________________

     Date: _______________________          Date: ____________________________

                                                        Agreement No: IWS99001

                       EXHIBIT A - LIST OF ESCROW MATERIALS

A1.  PRODUCT NAME:
     Version #:

Prepared/Confirmed by: ________________________________________________________
Title: _________________________________________ Date: ________________________

Signature: ____________________________

Type of deposit:
    _____ Initial Deposit
    _____ Update Deposit to replace current deposits


ITEMS DEPOSITED:
_______________________________________________________________________________
  Label     Media Type    Description of Material    Operating    Hardware
                                                      System      Platform
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


A2.  PRODUCT NAME:

Prepared/Confirmed by: ________________________________________________________
Title: ____________________________________________ Date: _____________________

Signature: ___________________________________

Type of deposit:

      ___ Initial Deposit
      ___ Update Deposit to replace current deposits

ITEMS DEPOSITED:
_______________________________________________________________________________
Label     Media Type      Description of Material     Operating     Hardware
                                                       System       Platform
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


                                Exhibit A: 1

                                                    Agreement No: IWS99001/001

                        ATTACHMENT 1 - ACCEPTANCE FORM


Image Ware Software Inc. and Lincoln-Parry SoftEscrow Inc., hereby acknowledge that _____________ is a Beneficiary referred to in the Software Escrow Agreement number _____________, effective ________________, 19__ with
Lincoln-Parry SoftEscrow as the Trustee and ImageWare Software Incorporated as the Licensor. Licensee hereby agrees to be bound by all provisions of such Agreement.

The Licensee's rights under this Agreement shall relate to the Deposit Materials in those container(s) held by the Trustee for which the Licensee has a valid license agreement that is not in arrears or otherwise in default, at such time as those rights are exercised.

Programs of the software licensed by the Licensee:

1.



Notices and communications to Licensee    Company Name: _______________________
should be addressed to:                   Address: ____________________________
                                                   ____________________________
                                                   ____________________________

                                          Designated Contact: _________________
                                          Telephone: __________________________
                                          Facsimile: __________________________


In Witness Whereof, the Licensor and Licensee, have by their representatives so authorized executed this agreement to go into force on the date first below written.

_____________________________________    ______________________________________
Licensee                                 Licensor

By: _________________________________    By: __________________________________
Name: _______________________________    Name: ________________________________
Title: ______________________________    Title: _______________________________
Date: _______________________________    Date: ________________________________


                                 Attachment 1: 1

                                                      Agreement No: IWS99001/001

Received by Lincoln-Parry, SoftEscrow, Inc.

___________________________________________


By: _______________________________________
Name: _____________________________________
Title: ____________________________________
Date: _____________________________________








                                 Attachment 1: 2

                                                 Agreement No: IWS99001/001

                        EXHIBIT B - NON DISCLOSURE COVENANT

TO: ImageWare Software Inc.                Date:

              (Licensor)

       WHEREAS the Licensor and the Licensee are parties to a Software Escrow
Agreement bearing No.    and date
pursuant to which the Deposit Materials therein shall be released to the Licensee by the Trustee, and;

      WHEREAS a prior condition of such release is set out in paragraph 6(d) of the said agreement, namely that the Licensee must first execute this form of non disclosure covenant and deliver it to the Trustee;

      THEREFORE the Licensee covenants as follows for the benefit of the
Licensor:

1. To hold the Deposit Materials in the strictest of confidence, recognizing that it is a valuable trade secret of the Licensor and that its improper disclosure will cause substantial and irreparable injury to the Licensor.

2. To restrict the use of the Deposit Materials solely and exclusively for the purpose of supporting and developing the Licensee's own installation and for no other purpose whatsoever.

3. To restrict disclosure of the Deposit Materials or any part thereof to only those of the Licensee's employees or agents who have a bona fide need to know, and who have received written notice of the confidential nature of the Deposit Materials and have agreed to abide by these restrictions.

4. Not to make any copy (other than for back up), derivation, translation or imitation of the Deposit Materials, or to use any of its algorithms, designs or architecture in producing another program.

5. To fully observe and perform all other obligations which may bind the Licensee under any other agreement which exist between it and the Licensor.


                       ______________________________
                                  Licensee


                                Exhibit B: 1

                                                 Agreement No: IWS99001/001

                        ATTACHMENT 2 - TERMINATION NOTICE

TO:   Lincoln-Parry SoftEscrow, Inc.                          Date:
      400 Inverness Drive South
      Suite 200
      Englewood, CO 80112

      TAKE NOTICE THAT the Licensor and the Licensee being parties to a
Software Escrow Agreement bearing No.         and date            do hereby
terminate the said agreement as of the date of this notice and direct you to deliver the Deposit Materials thereunder held by you to the Licensor forthwith.



__________________________           _________________________________
     Licensor                        Licensee


                              Attachment 2:1

               ATTACHMENT 1 - SOFTWARE LICENSING AGREEMENT

TERMS AND CONDITIONS

      A. ENTIRE AGREEMENT. This agreement, as an attachment to Contract T00874T together with the following Exhibits referenced herein, constitutes the agreement between Contractor and the County with respect to the license of Contractor-owned Software to the County.

      B.    LICENSE.

            1. Contractor hereby grants the County a nonexclusive, nontransferable and perpetual license to use the ImageWare Software Inc. Crime Capture System (hereinafter "Software") as described in Exhibit A, including related documentation under each program element. The licensed Software shall include in its meaning, in addition to the description contained in Exhibit A, any improvements, additions, or modifications of the version or versions of the Software which Contractor licensed to the County to use and materials related thereto and all materials, documentation and technical information provided to the County in written form and identified in Exhibit A for use in connection with the Software.

            2. The County may utilize the object code version of the Software as required by King County on hardware owned or leased by the County.

            3. The County may use and copy documentation pertaining to the Software as supplied by Contractor (hereinafter "Documentation") as required to exercise the license granted herein.

            4. The County shall be permitted to make back up copies of the Software and Documentation in accord with the back up procedures followed by the County. The County may copy, reproduce, modify, adapt or translate the Documentation as it deems necessary provided that such copies are used in accord with the License granted herein and any such copies of the Documentation are utilized solely by King County.

      C. DELIVERY AND INSTALLATION: MODIFICATION OF SOFTWARE AND SOURCE CODE. Contractor shall deliver the Software at the time, place and order of delivery as described in Exhibit A. Contractor shall install the software and provide necessary support services, including training, at no additional charge. Contractor shall notify the County that the program is ready for acceptance testing no later than the date set forth in Exhibit A. Contractor shall improve, add to, or otherwise modify the software and the source code prior to or at the same time any modifications of the same are available to any of Contractor's customers.

      D. SOURCE CODE. Concurrent with delivery of the Software hereunder, Contractor shall place a copy of the source code for the Software into escrow pursuant to the Escrow Agreement executed with this Software License Agreement. Contractor shall improve, add to, or otherwise modify the source code prior to or at the time any modifications are available to Contractor's customers.

      E. ACCEPTANCE TESTING. The Acceptance procedures described in Attachment D of this Contract No. T00874T shall be applicable to this License Agreement.

      F. PAYMENT. In consideration of the License granted to the County by this Agreement, the County shall pay to Contractor the License Fee as identified in Attachment B to Contract T00874T. Payment invoicing shall be in accordance with the Payment Procedures identified in Contract # T00874T.

      G. IMPROVEMENTS AND OTHER MODIFICATIONS. See Attachment J, this Contract T00874T.

      H. TERMINATION. The termination provisions of Contract # T00874T shall be applicable to the termination of this License Agreement.

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                                    Page 56

      I. WARRANTIES. The warranty provisions of Contract # T00874T shall be applicable to the warranties of this License Agreement.

      J. YEAR 2000 COMPLIANCE. The Year 2000 Compliance requirements contained in Contract T00874T shall apply to this License.

      K. INDEMNIFICATION. The indemnification provisions of Contract # T00874T apply to this License Agreement.

      L. MISCELLANEOUS. The terms and conditions of Contract # T00874T shall have precedence and control over any term and condition of this License Agreement which may be in conflict with Contract # T00874T To the extent that this License Agreement is silent with respect to terms and conditions in Contract # T00874T the terms and conditions in Contract # T00874T shall control.

      M. SEVERABILITY. Any invalidity, in whole or in part, of any provision of this License Agreement shall not affect the validity of any other of its provisions, or the provisions of Contract #T00874T.

      N. CONFIDENTIAL INFORMATION. By virtue of this Licensing Agreement, the parties may have access to information that is confidential to one another (hereinafter "Confidential Information"). Such information is subject to the Public Disclosure laws of the State of Washington and the public disclosure section of Contract # T00874T. Confidential information shall be conspicuously marked as such and limited to the Software, Documentation and information related thereto as well as all information marked confidential. Confidential Information shall not include information which a) is or becomes a part of the public domain through no act or omission of the other party; or b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; or c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or d) is independently developed by the other party.

      O. ASSIGNMENT TO OTHER PUBLIC ENTITIES. King County shall have the right to assign its rights and obligations under this Licensing Agreement to any other public entity, provided that any permitted assignment or transfer of rights shall bind the assignee public agency to the terms and conditions of this License Agreement.



IN WITNESS WHEREOF, the parties have caused this Licensing Agreement to be executed and do each hereby warrant and represent that their respective signatory who signature appears below has been and is on the date of this License Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.

CONTRACTOR:                            KING COUNTY

By: /s/ [Illegible]                    By:
   -------------------------------        ---------------------------------

Its                                    Its:
    ------------------------------          -------------------------------


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                                    Page 57

                               ATTACHMENT I

                                 Exhibit A

     SOFTWARE LICENSE AGREEMENT

1.   DELIVERY:

     Installation shall commence on November 16, 1999, and time is of the essence.

2.   DESCRIPTION OF SOFTWARE:

3. An Internet Advertisement provided by Contractor to describe the Software, characteristics, and capabilities is attached to Contract # T00874T as Attachment P and is incorporated by reference to the Software Licensing Agreement as if fully stated herein.

4.   DESCRIPTION OF SERVICES:

5. Installation, support and other services shall be provided by Contractor to King County as detailed in Section 6 of Contract T00874T. Such services shall be in addition to the installation and support service necessary for the delivery and installation of the Software and enable the County to conduct the acceptance tests, which services shall be furnished free of charge.

6.   ACCEPTANCE TESTS:

7. Contractor shall have the Software installed and ready for testing, and shall complete such training or King County's personnel as is necessary for the conduct of such testing, no later than December 10, 1999.

8. The acceptance tests required by Section E of the License Agreement shall be as described in Attachment D of Contract T00874T:


              ATTACHMENT J - SOFTWARE AND EQUIPMENT MAINTENANCE
                                  AGREEMENT

           A. This Agreement commences upon Final Acceptance of the Crime Capture System pursuant to Contract No. T00874T. Maintenance fees shall be as described in Attachment B of Contract T00874T.

                   1.      Initial Term.

                           The initial term of this Agreement shall commence on the date of Acceptance and shall extend for five (5) years unless terminated according to the termination provisions of Contract T00874T or section 2 of Exhibit A.

                   2.      Entire Agreement

                           This Attachment, including Exhibit A and all documents referenced herein, constitutes the entire agreement between Contractor and County with respect to the maintenance of hardware/software purchased by King County pursuant to Contract No. T00874T and supersedes all proposals, oral and written, between the parties on this subject.


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                                     Page 58

3.   Services

     In consideration of the payments to be made to the Contractor, the Contractor agrees to provide the services described in this Agreement, including Exhibit A or in any attachment hereto, with respect to the Software and Equipment. The location(s) at which the services shall be performed shall be as set forth in Exhibit A.

4.   Maintenance Service to be provided

     a) GENERAL. Contractor shall provide to County maintenance service with respect to the System consisting of (I) Preventive Maintenance as described in paragraph 5.2, (II) Remedial Maintenance as described in paragraph 5.3, and (III) Extra Services as described in paragraph 5.4, all in accordance with and subject to the terms and conditions of this Agreement.

     b) PREVENTIVE MAINTENANCE. Preventive Maintenance shall consist of all maintenance service, other than Excluded Services as defined in paragraph 5.5, performed by Contractor in accordance with a predetermined schedule and independently of any System Failure, for the purpose of maintaining the System in good working order. Preventive Maintenance, which shall require quarterly, semi annual, and annual maintenance work and shall be performed by Contractor during normal working days between the hours of 8:00 a.m. and 5:00 p.m. or as otherwise arranged.

          (1) QUARTERLY MAINTENANCE shall include Contractor performing a quality control check of the system to ensure County that the system is performing at the prescribe standards for System functionality.

          (2) SEMI ANNUAL MAINTENANCE shall include, in addition to the Quarterly Maintenance a general cleaning of the system.

          (3) ANNUAL MAINTENANCE shall include in addition to the quarterly and Semi Annual Maintenance, a thorough inspection, cleaning, hardware alignment, and general system check to preserve image quality and system performance.

     c) REMEDIAL MAINTENANCE. Remedial Maintenance shall mean all maintenance, other than Excluded Services, reasonably required as a result of, and for the purpose of correcting, a System Failure. For purposes of this Agreement, System Failure shall mean any malfunction in the System that prevents or materially interferes with, any or all of the System designed functionality. Following any identification of any System Failure by County, and County's completion of the diagnostic checklist and procedures recommended by Contractor, County shall provide notification thereof to Contractor.

          In the event of any software failure, Contractor shall thereafter make a good faith effort to cause the appropriate software support person to respond to the County within thirty minutes of the notification with an update as to cause and/or possible solutions.

          In the event of any hardware failure, Contractor shall thereafter make a good faith effort to cause an authorized representative of Contractor to arrive at the location where the System is installed no later than five (5) days following Contractor's receipt of such notification. Hardware support shall be available 7


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                                    Page 59
          days per week 24 hours per day for critical items as defined in paragraph A, 4, C, (1), and during normal work days and hours for non critical items as defined in paragraph 5.3.5.

          (1) CRITICAL ITEMS: All Contractor supplied hardware associated with the Server, Contractor supplied interfaces, and Capture Stations that are required to the County to perform its day to day duties associated with the capture and storage of "mug" photo images shall be considered as Critical Items. The only hardware exception to this paragraph will be the printers.

          (2) NON CRITICAL ITEMS: All Contractor supplied hardware items not mentioned in paragraph 5.3.1 will be considered non critical items and shall be repaired during the Contractor's normal work hours. This will include the printers associated with any capture station and display stations.

     d) EXTRA SERVICES. Extra Services shall consist of any maintenance services with respect to the System, other than Preventive Maintenance and Remedial Maintenance, including without limitation, Excluded Services. Contractor shall be under no firm obligation to perform any Extra Service but undertakes to make a good faith effort to render such services to the extent that it is capable of doing so without substantially interfering with its other obligations under this Agreement or its obligations to other customers. If so requested by County, Contractor shall provide a written estimate of extra charges likely to be incurred or accrued as a result of the performance of such services, to the extent such services can be reasonably ascertained in advance.

     e) EXCLUDED SERVICES. For the purpose of this Agreement, Excluded Services shall be defined as; Any maintenance services necessary or appropriate in order to correct any System Failure, or potential failure, attributable in whole or in part to any of the following factors or any combination thereof.

          (1) 5.5.1 Failure by County to provide or maintain a suitable installation environment as the System Site in accordance with minimum prescribed standards, and any other reasonable requirements thereafter communicated in writing by Contractor to County, including without limitation, any electrical power, air conditioning, or humidity control failure or changes to the environment of the System Site.

          (2) Use of supplies or materials not approved by Contractor, or by the equipment manufacture.

          (3) Use or attempted use of the System or any component thereof for any purpose other than that for which it was installed by Contractor.

          (4) Alterations to the System (other than alterations installed by Contractor or authorized in writing by Contractor).

          (5) Connection of the System by mechanical or electrical means to any other machine, equipment or device (other than those installed by Contractor or authorized in writing by Contractor) other than normal network connections.


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                                    Page 60

          (6) Removal, transportation or relocation of the System by any person other than Contractor, unless authorized by Contractor in writing.

          (7) Neglect or misuse of the System by County or any third party employed by the County.

          (8) Any other intentional or negligent damage to the System by the County or third party employed by the County.

          (9) Any other failure by County to comply with its obligations under this Agreement or the purchase and license agreement.

          (10) Any repair of damage caused by other than normal operating conditions or events, including without limitation, accident, transportation, neglect, misuse, lightning, failure or fluctuation of electrical power, temperature or humidity changes, telephone equipment or line failure, failure of foreign interconnect equipment, act of God. [ISII].

          (11) Repair or replacement of hardware required by age, duty cicle, obsolescence or excessive use.

          (12) Changes to the County's systems which affect the functionality of the maintained Crime Capture System.

          (13) Any maintenance services to be performed on any software, hardware or other item not furnished by Contractor to County or any other work external to the System by anyone other than Contractor.

          (14) Rates: See Attachment J, Exhibit B

     f) Replacement or Repair. In performing Preventive Maintenance and Remedial Maintenance, Contractor shall be entitled to exercise reasonable discretion in determining whether to replace or repair any malfunctioning item, provided, however, that any such replacement shall be of equal or better quality and, in the event of a malfunction of key circuit boards, to be specified by Contractor, a replacement board will be provided pending completion of repairs on the defective board.

     g) DIAGNOSTIC SOFTWARE. In order to facilitate rapid analysis of System Failure involving software, Contractor will provide a trained staff, at their company location, capable of handling all software failures in an expedient manner. In addition they will have diagnostic software for the purpose of identifying the cause of any System Failure, temporarily patching around the problem if necessary or temporarily disabling the use of that software module so that the System can be returned to use for all other activities with only a minor degradation in operation.

     h) OFF-SITE MAINTENANCE: Any maintenance services required to be performed under this Agreement which cannot, in Contractor's reasonable judgment, be performed effectively at or near the System Site shall be performed at such other location(s) as Contractor may determine, at no extra cost to Customer. However, a loaned part(s) from Contractor's warehouse must be installed prior to the shipping of the item(s) being removed for maintenance.


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                                    Page 61

B.   Responsibilities of the County

     1. The County shall notify the Contractor immediately following the discovery of any Error, defect or nonconformity in the Software and Equipment. The period within which Contractor is obligated herein to provide telephonic off-site support shall not commence until such time as the Contractor receives the County's notification of the Error, defect or nonconformity.

     2. The County, upon detection of any Error, defect or nonconformity in the Software and Equipment, shall, if requested to do so by the Contractor submit to the Contractor a listing of output and any such other data which Contractor reasonably may request in order to reproduce operating conditions similar to those present when the Error occurred or the defect or nonconformity was discovered, as the case may be.

     3. Network connections: Although Contractor will provide some guidance and direction, Contractor is not responsible for resolving problems relating to networks. It is the County's responsibility to keep adequate back-ups. Contractor is not responsible for loss of data.

C.   Charges; Annual License/Maintenance Fee

     1.    Computation

           County shall pay Contractor an Annual Maintenance Fee as stated in Exhibit A. The Annual Maintenance Fee is a fee that includes the continued maintenance of hardware and software installed by this agreement, and 7 day a week, 24 hour per day, 365 days per year customer support.

     2.    Price Protection

           The charges set forth herein for the services shall not be increased to exceed the Application Maintenance Fees in the
           Section 6, Scope of Work during a period of two (2) years after the date of this Maintenance Agreement. Thereafter, such prices only may be increased on an annual basis and no more than five percent (5%) of the previous year's maintenance fee.

D.   Warranties

     The warranty provisions of Contract No. T00874T shall be applicable to the warranty provided under this attachment J.

E.   Termination

     The termination provisions of Contract No. T00874T shall be applicable to the termination provisions of this Software and Equipment Maintenance Agreement.

     If County or any third party modifies, enhances or otherwise alters the Software or Equipment, without the direction or authorization in writing or as otherwise provided in the Contract #T00874T Contractor will have the right to terminate its obligation to provide maintenance. Contractor may also terminate its obligation to provide maintenance at any time after the expiration of 12 months after offering County updates to the Software that County has not accepted; provided that Contractor shall provide County with sixty (60) day notice that Contractor will no longer provide maintenance support for the Software or a program within the Software. If


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                                    Page 62

     County has reasonable cause for not accepting updates (such as, additional significant equipment costs would be incurred to implement the updates), then at any time prior to Contractor's termination of maintenance support, County may request an extension of Contractor's maintenance support. Such extension may be for up to twelve (12) months beginning with the date of County's request. Contractor will not unreasonably withhold its consent to the requested extension. After the end of the extended maintenance period, Contractor may at any time terminate its maintenance support obligation if County has not then accepted the most recent update offered by Contractor.

     Contractor may elect to cease providing maintenance of the Contractor-owned Software and, if Contractor elects to do so, may terminate its obligation to provide County with maintenance of the Contractor-owned Software by providing County with at least thirty (30) days written notice of such termination. If Contractor terminates its obligation to provide Contractor-owned Software maintenance as provided in the previous sentence, County will be entitled to access the Source Code under the Source Code Escrow Agreement (Attachment H to Contract T00874T), unless the Maintenance Agreement has been assumed by a third party with County's written consent, which will not be unreasonably withheld. Contractor may elect to cease providing maintenance of the third-party owned Software and, if Contractor elects to do so, may terminate its obligation to provide County with maintenance of the third party-owned Software by providing County with at least ninety days written notice of such termination. If Contractor terminates its obligation to provide third party-owned Software maintenance as provided in the previous sentence, County may pay the license fees payable to the third party licensor (of such third party-owned Software) directly to the third party licensor, and the maintenance fees payable to Contractor under this Maintenance Agreement will be reduced by such amount.

F.   Indemnification

     The Indemnification provisions of Contract No. T00874T shall be applicable to the indemnification provisions of this Software and Equipment Maintenance Agreement.

G.   Assignment

     Neither party may assign or subcontract all or any part of this Agreement without the written consent of the other party, which consent will not be unreasonably withheld.

H.   Miscellaneous

     1.   Insurance

          Contractor shall maintain in effect at all times during the term hereof, insurance as described in Contract No. T00874T between King County and the Contractor.

     2.   Cumulation of Remedies

          All remedies available to either party for breach of this Agreement are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

     3.   Severability

          Any invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity of any other of its provisions.


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                                    Page 63

     4.   Notices

          Any notice or other communication hereunder shall be in writing and in accordance with Contract No. T00874T between King County and Contractor.

     5.   Waiver

          No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.


ImageWare Software, Inc.:                         KING COUNTY:

By:   /s/ [Illegible]                             By:
   __________________________                         ________________________


Its:    CFO                                       Its:
    _________________________                         ________________________


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                                    Page 64

                              ATTACHMENT J

                               EXHIBIT A


Software and Equipment Maintenance Agreement
1.   Location of Services

     The Maintenance Services to be performed by the Contractor shall be conducted at the following locations:

     King County Adult Detention
     500 5th Avenue
     Seattle, WA 98104
     And, other King County satellite sites. These office will be within the boundaries of King County, Washington.

2.   Term

     The Services will begin upon Final Acceptance and terminate upon the termination of the Software License Agreement, unless earlier terminated as provided by Contract No. T00847T.

3.   Annual Maintenance Fee

     The initial Maintenance Fee is $58,156, payable on the date of Final Acceptance. The next Annual Maintenance Fee is $58,156, payable on the first anniversary of the date of Final Acceptance. Thereafter Maintenance Fees will be due and payable on each anniversary of Final Acceptance. Annual License/Maintenance Fees may be increased by Contractor subject to the limitations set forth in Attachment J., Section C. 2. herein. NOTE:
     Payments described shall be consistent with Contract No. T00874T between King County and the Contractor.

     Contractor may terminate this Agreement if County does not pay the Annual License/Maintenance Fees within forty-five (45) days after Contractor has given County written notice that payment has not been received.


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                                    Page 65

                              ATTACHMENT J
[LOGO]
ImageWare Software             Exhibit B
                         TIME & MATERIALS PRICING


DESCRIPTION                                                           COST
-----------                                                           ----
Software Engineer             0800 thru 1700 weekdays...........      $150 per hour
                              1700 thru 0800 weekdays...........      $200 per hour
                              Anytime on weekends...............      $275 per hour
                              Anytime on national holiday.......      $375 per hour

Production Support Engineer   0800 thru 1700 weekdays...........      $125 per hour
                              1700 thru 0800 weekdays...........      $175 per hour
                              Anytime on weekends...............      $225 per hour
                              Anytime on national holiday.......      $300 per hour

Repair Technician             0800 thru 1700 weekdays...........      $125 per hour
                              1700 thru 0800 weekdays...........      $175 per hour
                              Anytime on weekends...............      $225 per hour
                              Anytime on national holiday.......      $300 per hour

Travel Time (all categories)  0800 thru 1700 weekdays...........      $50 per hour
                              1700 thru 0800 weekdays...........      $50 per hour
                              Anytime on weekends...............      $50 per hour
                              Anytime on national holiday.......      $100 per hour

Support Desk Call             Anytime                                 $40 per call minimum. Price per
                                                                      minute to be determined.

Freight.........................................................      published rate for service

Equipment replaced or repaired...................................     list price

Travel by air/train to customer site............................      actual cost

Travel by car to customer site..................................      $0.32 per mile

Meals, lodging and local transportation at customer site........      $200 per day


MINIMUM CHARGES:
Support Time....................................................      1.0 hours per incident
Travel Time.....................................................      1.0 hours per on-site call



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                                    Page 66

                  KING COUNTY CONSULTANT DISCLOSURE FORM

     [SEAL]
  King County      Pursuant to 3.04.120, this form is to be completed by
Board of Ethics    private consultant firms or individuals entering into
                   contracts with King County to perform studies costing in excess of $2500. IMPORTANT NOTE: NO PAYMENT SHALL BE MADE
                   ON ANY CONTRACT WITH ANY PRIVATE CONSULTANT FIRM AND/OR
                   INDIVIDUAL UNTIL FIVE DAYS AFTER RECEIPT OF THIS FORM BY
                   THE BOARD OF ETHICS, 900 FOURTH AVENUE, BANK OF CALIFORNIA
                   BUILDING, SUITE 860, SEATTLE, WA., 98164, MS-BOC 0860;
                   (206) 296-1586; FAX (206) 205-0725. BOTH CONSULTANT AND
                   CONTRACTING DEPARTMENT ARE RESPONSIBLE FOR ENSURING
                   COMPLIANCE WITH THIS REQUIREMENT.


-----------------------------------------------------------------------------------------------
PLEASE TYPE OR PRINT ALL INFORMATION - ALL QUESTIONS MUST BE ANSWERED fYESg fNOg OR N.A.g
-----------------------------------------------------------------------------------------------
Todaygs Date:   9/20/99    Contract Number: T00874T              Amount of Contract: $185,000
             -----------                    ------------------                       ----------

Consultantgs Name: ImageWare Software Inc.                       Phone Number:  (858) 673 8600
                  --------------------------------------------                  ---------------

Address:  10883 Thornmint Road                                   Duration:  5 Years
        ------------------------------------------------------              -------------------

Type of Services Contracted: Installation of software and hardware
                             ------------------------------------------------------------------

Contracting King County Department King County Adult Detention   Division: Information Systems
                                   ---------------------------             --------------------

County Contact Person:  Tim Longley                              Phone: (206) 296 1454
                      ----------------------------------------         ------------------------

-----------------------------------------------------------------------------------------------
1. LIST THE NAME OF ANY OFFICE OR DIRECTORSHIP IN THE FIRM PRESENTLY HELD BY FORMER KING COUNTY
   EMPLOYEES WHOSE EMPLOYMENT WITH THE COUNTY TERMINATED WITHIN THE PAST TWO YEARS:
-----------------------------------------------------------------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

Former County Department:                            Date Terminated:
                         ---------------------                       --------------------------

-----------------------------------------------------------------------------------------------
2. LIST ANY OFFICE OR DIRECTORSHIP IN THE FIRM HELD BY ANY CURRENT KING COUNTY EMPLOYEE:
-----------------------------------------------------------------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

County Department:
                  -----------------------------------------------------------------------------


Name:                                                Office/Directorship:
     -----------------------------------------                           ----------------------

County Department:
                  -----------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
3. LIST NAME OF CURRENT KING COUNTY EMPLOYEEGS SPOUSE OR IMMEDIATE FAMILY MEMBER HOLDING
   AN OFFICE OR DIRECTORSHIP IN THE FIRM:
-----------------------------------------------------------------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

Name of County Employee:                             County Department:
                        ----------------------                         ------------------------

Relationship to Employee (spouse, sister, brother, etc.):
                                                         --------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

Name of County Employee:                             County Department:
                        ----------------------                         ------------------------

Relationship to Employee (spouse, sister, brother, etc.):
                                                         --------------------------------------

                                (PLEASE COMPLETE REVERSE SIDE)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                         Page 67


-----------------------------------------------------------------------------------------------
4. INDICATE LEVEL OF FINANCIAL INTEREST IN THE FIRM BY KING COUNTY EMPLOYEE, HIS/HER SPOUSE OR
   IMMEDIATE FAMILY MEMBERS:
-----------------------------------------------------------------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

Percentage of Stock (if more than 5%):               Salary:
                                      --------                         ------------------------

Other form of interest in firm (please specify):
                                                -----------------------------------------------

-----------------------------------------------------------------------------------------------
5. INDICATE WHETHER AN OFFICER OR DIRECTOR IN THE FIRM (WHETHER SALARIED OR UNSALARIED) IS A
   MEMBER OF A KING COUNTY BOARD OR COMMISSION:
-----------------------------------------------------------------------------------------------

Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

County Board or Commission:
                           --------------------------------------------------------------------


Name:   N.A.                                         Office/Directorship:
     -----------------------------------------                           ----------------------

County Board or Commission:
                           --------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
6. LIST ALL OTHER CONTRACTS YOU OR YOUR FIRM HAVE HAD WITH KING COUNTY DURING THE PAST FIVE
   YEARS, INCLUDING THE AMOUNT OF THE CONTRACT. ATTACH A SEPARATE SHEET IF NECESSARY:
-----------------------------------------------------------------------------------------------

Type of work or service provided:  Software, hardware and maintenance
                                 --------------------------------------------------------------

Contract Amount(s): $243,240 plus annual maintenance
                   ----------------------------------------------------------------------------

Duration of Contract(s):  1996 - 1999
                        -----------------------------------------------------------------------

Contracting Department AND Division:   King County adult detention, Information systems
                                    -----------------------------------------------------------

-----------------------------------------------------------------------------------------------
7. ARE THERE ANY POTENTIAL CONFLICTS OF INTEREST THAT NEED TO BE DISCLOSED? IF SO, PLEASE
   EXPLAIN:
-----------------------------------------------------------------------------------------------

   N.A.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
continue on-an additional sheet if necessary.


-----------------------------------------------------------------------------------------------
ATTESTATION:
-----------------------------------------------------------------------------------------------

I,      Wayne Wetherell,      certify under penalty of perjury that this statement is
   --------------------------
         (PRINT NAME)
true, accurate, and complete.

    /s/ Wayne Wetherell                                                       CFO
-----------------------------------------------------------------------------------------------
(SIGNATURE)                                                                  (TITLE)

Signed this               29                      day of      Sept.        , 1999.
            ------------------------------------         ------------------


REVISED 5/99 N KING COUNTY BOARD OF ETHICS N BANK OF CALIFORNIA BUILDING N 900 FOURTH AVENUE,
SUITE 860 N SEATTLE, WA 98164

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                               Page 68

             ATTACHMENT M - FINAL AFFIDAVIT OF AMOUNTS PAID














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                               Page 69

                 ATTACHMENT N - EVIDENCE OF INSURANCE














------------------------------------------------------------------------------
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                               Page 70


ACORD.  CERTIFICATE OF INSURANCE                                                                              ISSUE DATE (MM/DD/YY)

PRODUCER                                                                                            PRA26090   No 59727  07/16/99
                                                                            -------------------------------------------------------
Barney & Barney, LLC-CA Lic0C03950                                          THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
Barney & Barney, Inc-CA Lic0C24310                                          ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.
P.O. Box 85638                                                              THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE
San Diego, CA 92186-5638                                                    COVERAGE AFFORDED BY THE POLICIES BELOW.
(858) 457-3414                                                              -------------------------------------------------------
Mst#: 3646                                                                                COMPANIES AFFORDING COVERAGE
                                                                            -------------------------------------------------------
                                                                            COMPANY      ATLANTIC-ATLANTIC MUTUAL INSURANCE CO.
--------------------------------------------------------------------------- LETTER   A
INSURED  IMAGEWARE SOFTWARE, INC.                                           -------------------------------------------------------
                                                                            COMPANY      NO COVERAGE ON THIS DOCUMENT
                                                                            LETTER   B
10883 THORNMINT ROAD                                                        -------------------------------------------------------
SAN DIEGO   CA 92127                                                        COMPANY      NO COVERAGE ON THIS DOCUMENT
                                                                            LETTER   C
                                                                            -------------------------------------------------------
                                                                            COMPANY      NO COVERAGE ON THIS DOCUMENT
                                                                            LETTER   D
                                                                            -------------------------------------------------------
                                                                            COMPANY      NO COVERAGE ON THIS DOCUMENT
                                                                            LETTER   E
-----------------------------------------------------------------------------------------------------------------------------------
COVERAGES

  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
  INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
  THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
  TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
-----------------------------------------------------------------------------------------------------------------------------------
CO
LTR    TYPE OF INSURANCE              POLICY NUMBER  POLICY EFFECTIVE POLICY EXPIRATION                    LIMITS
                                                      DATE (MM/DD/YY)   DATE (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                                   GENERAL AGGREGATE              $*2,000,000
     /X/ COMMERCIAL GENERAL LIABILITY                                                    PRODUCTS-COMP/OP AGG.          $*2,000,000
A    / / / / CLAIMS MADE /X/ OCCUR.    486 305151        07/10/99          07/10/00      PERSONAL & ADV. INJURY         $*1,000,000
     / / OWNER'S & CONTRACTOR'S PROT.                                                    EACH OCCURRENCE                $*1,000,000
     / / ____________________________                                                    FIRE DAMAGE (Any one fire)     $INCLUDED
                                                                                         MED. EXPENSE (Any one person)  $****10,000
-----------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY                                                                COMBINED SINGLE                $*1,000,000
     / / ANY AUTO                                                                        LIMIT
     / / ALL OWNED AUTOS                                                                 BODILY INJURY
     / / SCHEDULED AUTOS               486-305151        07/10/99          07/10/00      (Per person)                   $*********0
A    /X/ HIRED AUTOS                                                                     BODILY INJURY
     /X/ NON-OWNED AUTOS                                                                 (Per accident)                 $*********0
     / / GARAGE LIABILITY                                                                PROPERTY DAMAGE                $*********0
-----------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                    EACH OCCURRENCE                $*2,000,000
A    /X/ UMBRELLA FORM                                                                   AGGREGATE                      $*2,000,000
     / / OTHER THAN UMBRELLA FORM      486-305151        07/10/99          07/10/00
-----------------------------------------------------------------------------------------------------------------------------------
     WORKER'S COMPENSATION                                                               / /  STATUTORY LIMITS
A            AND                       400 716814        07/14/99          07/14/00      EACH ACCIDENT                  $*1,000,000
     EMPLOYERS' LIABILITY                                                                DISEASE-POLICY LIMIT           $*1,000,000
                                                                                         DISEASE-EACH EMPLOYEE          $*1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
     OTHER
                                        NO COVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

RE:  FORCEFIELD 2000 PROJECT
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                       CANCELLATION
                                         SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE
KING COUNTY DEPT. OF DETENTION           THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE
                                         CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE
ATTN: F. FLEETHAM, CORRECT. ADMIN.       NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
500 FIFTH AVENUE                         ------------------------------------------------------------------------------------------
SEATTLE WA 98104                        AUTHORIZED REPRESENTATIVE

                                         /s/ Lynn [ILLEGIBLE]
ACORD 25-S (7/90)                                                                                         -C-ACORD CORPORATION 1990
-----------------------------------------------------------------------------------------------------------------------------------
                  THE CERTIFICATE HOLDER IS NAMED AS ADDITIONAL INSURED PER THE ATTACHED ENDORSEMENT.

POLICY NUMBER:    486 305151                                  COMMERCIAL GENERAL
  Effective Date: 07/10/99                                             LIABILITY

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
                 ADDITIONAL INSURED - DESIGNATED PERSON OR
                               ORGANIZATION

This endorsement modifies insurance provided under the following:

      COMMERCIAL GENERAL LIABILITY COVERAGE PART.

                                  SCHEDULE

NAME OF PERSON OR ORGANIZATION:

    KING COUNTY DEPT. OF DETENTION
    ATTN: F. FLEETHAM, CORRECT. ADMIN.
    500 FIFTH AVENUE
    SEATTLE WA 98104

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS AN INSURED (Section II) is amended to include as an insured the person or organization shown in the Schedule as an insured but only with respect to liability arising out of your operations or premises owned by or rented to you.

CG 20 26 11 85
Acord#: *727 Master#:  3646 Client IDPRA26090      Typeac25s

            ATTACHMENT O - CONTRACTORS PROPOSAL





--------------------------------------------------------------------------------

CONFIDENTIAL
                           JEMS FORCEFIELD UPGRADE
                              FEBRUARY 18, 1999
                           REVISED APRIL 28, 1999


DESCRIPTION                                                                 QTY     UNIT          EXT          TOTAL      DISCOUNT
----------------------------------------------------------------------------------------------------------------------------------

NETFINITY SERVER (RAID Level 5) (Dual Processors)
Netfinity 5500
 IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC, OPEN, 32X, P       1      $7,138.80   $7,138.80
  (Std) 10/100 PCI Ethernet
  (Std) 2-Drop 16-bit SCSI Internal Cable
  (Std) 32X Max IDE CD-ROM Drive
  (Std) 450/100 MHz Pentium II Processor with 512KB ECC l2 Cache
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Keyboard (Stealth Grey)
  (Std) Integrated IDE Controller
  (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
  (Std) Mouse Stealth Grey
  (Std) Netfinity 400W Hot-Swap Power Supply
  (Std) Netfinity NetBAY3
  (Std) Processor Complex Card
  (Std) S3 Trio64V2 Graphics - 1MB SGRAM
  (Std) Systems Management Processor
 IBM 20/40GB DLT Internal SCSI Tape Drive (FH)                               1      $2,820.00   $2,820.00
 IBM Netfinity 256MB SDRAM ECC RDIMM (Registered)                            1      $1,140.00   $1,140.00
 Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD (RAID)                        5      $1,798.80   $8,994.00
 450/100MHz Pentium II Processor with 512KB ECC L2 Cache                     1      $1,438.80   $1,438.80
 G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray                      1        $445.20     $445.20
 Smart-UPS 1400-17 Min Runtime                                               1        $705.60     $705.60
                                                            SUBTOTAL                                         $22,682.40
----------------------------------------------------------------------------------------------------------------------------------

CAPTURE HARDWARE
IBM PC 300PL 6862 (4x4)2
 PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit Aud      8      $1,758.00  $14,064.00                      12%
  (Std) IBM 6.4GB EIDE Hard Drive
  (Std) 10/100 PCI Ethernet WOL
  (Std) 16-bit ISA Crystal Audio Integrated
  (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
  (Std) 4MB Integrated SGRAM Video Memory
  (Std) 64MB 60ns NP SDRAM DIMM
  (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Rubber Dome Keyboard
  (Std) Integrated IDE Controller
  (Std) S3 Trio3D AGP Graphics Integrated
 G74 - 17(15.9)in. Color Monitor, 69 KHz, Stealth Gray                       8        $445.20   $3,561.60                      12%
                                                            SUBTOTAL                                         $17,625.60
----------------------------------------------------------------------------------------------------------------------------------

CAMERA SUB-SYSTEMS
Hitachi HV-C20 Camera, NIST standards (3 chip)                               8      $4,342.80  $34,742.40                     100%
Cosmicar/Pentax H15ZME Zoom Lens                                             8      $1,341.60  $10,732.80                     100%
3 point Lighting system                                                      8      $1,194.00   $9,552.00                     100%
Pan and Tilt Camera mount                                                    8      $1,440.00  $11,520.00
Reflective Pedestal                                                          8        $822.00   $6,576.00                     100%
Cable bundle                                                                 8        $180.00   $1,440.00                     100%
NIST compliance capture software                                             8      $1,500.00  $12,000.00                     100%
----------------------------------------------------------------------------------------------------------------------------------



DESCRIPTION                                                                  DISCOUNTED      REMARKS
                                                                                PRICE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 $0.00
NETFINITY SERVER (RAID Level 5) (Dual Processors)
Netfinity 5500
 IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC, OPEN, 32X, P        $7,138.80
  (Std) 10/100 PCI Ethernet
  (Std) 2-Drop 16-bit SCSI Internal Cable
  (std) 32X Max IDE CD-ROM Drive
  (Std) 450/100 MHz Pentium II Processor with 512KB ECC l2 Cache
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Keyboard (Stealth Grey)
  (Std) Integrated IDE Controller
  (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
  (Std) Mouse Stealth Grey
  (Std) Netfinity 400W Hot-Swap Power Supply
  (Std) Netfinity NetBAY3
  (Std) Processor Complex Card
  (Std) S3 Trio64V2 Graphics - 1MB SGRAM
  (Std) Systems Management Processor
 IBM 20/40GB DLT Internal SCSI Tape Drive (FH)                                $2,820.00
 IBM Netfinity 256MB SDRAM ECC RDIMM (Registered)                             $1,140.00
 Netfinity 18.2GB Wide Ultra SCSI SCA-2 SL HDD (RAID)                         $8,994.00
 450/100MHz Pentium II Processor with 512KB ECC L2 Cache                      $1,438.80
 G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray                         $445.20
 Smart-UPS 1400-17 Min Runtime                                                  $705.60
                                                            SUBTOTAL
----------------------------------------------------------------------------------------------------------------------------------

CAPTURE HARDWARE
IBM PC 300PL 6862 (4x4)2
 PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit Aud      $12,376.32      Transit will not need to be replaced.
  (Std) IBM 6.4GB EIDE Hard Drive
  (Std) 10/100 PCI Ethernet WOL
  (Std) 16-bit ISA Crystal Audio Integrated
  (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
  (Std) 4MB Integrated SGRAM Video Memory
  (Std) 64MB 60ns NP SDRAM DIMM
  (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Rubber Dome Keyboard
  (Std) Integrated IDE Controller
  (Std) S3 Trio3D AGP Graphics Integrated
 G74 - 17(15.9)in. Color Monitor, 69 KHz, Stealth Gray                        $3,134.21      Transit will not need to be replaced.
                                                            SUBTOTAL
----------------------------------------------------------------------------------------------------------------------------------

CAMERA SUB-SYSTEMS
Hitachi HV-C20 Camera, NIST standards (3 chip)                                    $0.00
Cosmicar/Pentax H15ZME Zoom Lens                                                  $0.00
3 point Lighting system                                                           $0.00
Pan and Tilt Camera mount                                                    $11,520.00      Replacing all but transit.
Reflective Pedestal                                                               $0.00
Cable bundle                                                                      $0.00
NIST compliance capture software                                                  $0.00
----------------------------------------------------------------------------------------------------------------------------------


ImageWare Software, Inc.
10883 Thornmint Road                                              619-673-8600
San Diego, CA 92127                  Page 1                   FAX 619-673-1770

CONFIDENTIAL
                           JEMS FORCEFIELD UPGRADE
                              FEBRUARY 18, 1999
                           REVISED APRIL 28, 1999


DESCRIPTION                                                                 QTY     UNIT          EXT          TOTAL      DISCOUNT
----------------------------------------------------------------------------------------------------------------------------------

Capture Card MVPro                                                           8        $804.00    $6,432.00
Power Supply (Three Chip)                                                    8        $180.00    $1,440.00                 100%
                                                             SUBTOTAL                                         $94,435.20
----------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
CCS Investigative Display Software (Full)                                   100       $500.00   $50,000.00                 100%
CCS Capture Station software                                                 8     $10,000.00   $80,000.00                  12%
                                                             SUBTOTAL                                        $130,000.00
----------------------------------------------------------------------------------------------------------------------------------

PRINTERS
Fargo ID Card Printer, 2 sided                                               4      $9,500.00   $38,000.00                 100%
HP Laserjet B&W, 4                                                           2      $1,026.00    $2,052.00                 100%
Lexmark Optra R B/W Laser Printer                                            8      $1,474.20   $11,793.60                 100%
Lexmark Optra C Color Laser Printer/SC                                       2      $2,826.90    $5,653.80                  50%
Mitsubishi CP 50/700                                                         3      $3,375.00   $10,125.00                  33%
                                                             SUBTOTAL                                         $57,499.40
----------------------------------------------------------------------------------------------------------------------------------

SCANNERS
Epson 636 Executive Scanner w/SCSI card                                      1        $846.45      $846.45
                                                             SUBTOTAL                                            $846.45
----------------------------------------------------------------------------------------------------------------------------------


                                                                              DISCOUNTED      REMARKS
                                                                                PRICE
----------------------------------------------------------------------------------------------------------------------------------

Capture Card MVPro                                                              $6,432.00
Power Supply (Three Chip)                                                           $0.00

----------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
CCS Investigative Display Software (Full)                                           $0.00    Already purchased.
CCS Capture Station software                                                   $70,400.00    Transit already purchased

----------------------------------------------------------------------------------------------------------------------------------

PRINTERS
Fargo ID Card Printer, 2 sided                                                      $0.00    These will need to be upgraded in one
                                                                                             year.
HP Laserjet B&W, 4                                                                  $0.00    These will need to be upgraded in one
                                                                                             year.
Lexmark Optra R B/W Laser Printer                                                   $0.00    These will need to be upgraded in one
                                                                                             year.
Lexmark Optra C Color Laser Printer/SC                                          $2,826.90    The Canon CLC will be replaced.
Mitsubishi CP 50/700                                                            $6,783.75    The CP 50 and the Kodak will be
                                                                                             replaced.

----------------------------------------------------------------------------------------------------------------------------------

SCANNERS
Epson 636 Executive Scanner w/SCSI card                                           $846.45

----------------------------------------------------------------------------------------------------------------------------------





DESCRIPTION                                            QTY       UNIT           EXT        TOTAL    DISCOUNT       DISCOUNTED
                                                                                                                      PRICE
----------------------------------------------------------------------------------------------------------------------------------

TOTAL HARDWARE/SOFTWARE                                                                 $323,089.05               $137,002.03

LICENSES
Sybase License 5.5 (32 user)                            1     $3,298.90      $3,298.90                              $3,298.90
Sybase License 5.5 (16 user)                            1     $1,868.90      $1,868.90                              $1,868.90
NT Server 4.0 License                                   1       $365.12        $365.12                                $365.12
                                          SUBTOTAL                                        $5,532.92
PROJECT SUBTOTAL                                                                        $328,621.97               $142,534.95
FORCEFIELD UPGRADE DISCOUNT                                                             $186,087.02
SUBTOTAL PROJECT                                                                        $142,534.95

SHIPPING/HANDLING/INSTALLATION/TRAINING                                                  $38,770.69

TOTAL PROPOSAL                                                                          $181,305.63
1st Year Support                                                                         $58,156.03



ImageWare Software, Inc.
10883 Thornmint Road                                              619-673-8600
San Diego, CA 92127                  Page 2                   FAX 619-673-1770

           ATTACHMENT P - CONTRACTORS PRODUCT DESCRIPTION














------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                 Page 72

                                                               SPANISH VERSION


                                          CRIME CAPTURE SYSTEM -TM-
                                          DIGITAL BOOKING SOFTWARE
        [GRAPHICS]
                             The Crime Capture System is a flexible,
                             easy-to-use digital booking, identification, and retrieval system.

                             The Crime Capture System allows agencies to increase crime resolution and efficiency while significantly reducing costs.

                             The system utilizes off-the-shelf hardware that complies with open industry standards and can be interfaced with an agency's records management, livescan fingerprint and AFIS system (Automatic Fingerprint Identification System).

                             Utilizing client/server architecture, the Crime Capture System can operate on an array of systems ranging from a stand-alone PC to a wide area network.

                                   "THE MOST SOPHISTICATED SYSTEM I
                                                HAVE SEEN.
                             IT'S FAST, USER-FRIENDLY AND EFFICIENT."

                                      - Commander M.J. White -
                                      Daytona Beach, FL Police


SYSTEM OVERVIEW

BOOKING

  - Allows the capture, retrieval and storage of an unlimited number of images for a single record
  - Booking photos, including scars, marks, tattoos or weapons, can be captured using any TWAIN compliant device
  - Instantly freeze the live booking image, ensure the quality, and save or retake the image if necessary
  -  Unlimited zoom capabilities
  - Reduce input errors through customizable data entry pick lists and intelligent auto-fill fields
  - To minimize duplicated efforts, data entry functions can be shared with computerized systems already in place
  -  Additional user defined fields are available and searchable
  - Completely searchable text comments field capable of holding over 20 pages of notes


INVESTIGATION AND IDENTIFICATION

  - Automatically searches for booking records that most closely resemble that of the arrestee
  -  Easily drag and drop photos in or out of photo line-ups
  -  Instantly access booking information of photo line-up candidates
  - Enhance the investigative process by easily searching for similarities between suspects, such as tattoos, gang affiliations, etc.

ADDITIONAL FEATURES

  - Modular architecture allows for easy expansion from a booking system to a full confinement facility system
  - Seamlessly integrates with modules of the C.R.I.M.E.S.-Registered Trademark- suite of law enforcement imaging products such as:

          Face ID-TM- - Facial recognition
          Crime Lab-Registered Trademark- - Image editing and enhancement Suspect ID-Registered Trademark- - Computerized suspect composites Vehicle ID-TM- - Vehicle Identification
  -  Customize and generate reports
  - Easily set thresholds for automatic generation of reports and notification

FOR A DEMONSTRATION OF THE CRIME CAPTURE SYSTEM OR ANY OTHER MODULE IN THE C.R.I.M.E.S. suite of law enforcement products, contact ImageWare Software at 1-800-842-4199

                           [LOGO]


------------------------------------------------------------------------------
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------------------------------------------------------------------------------

E-MAIL Copyright-C- 1998 ImageWare Software, Inc. We look forward to your comments and suggestions. Please send them to crimes@iwsinc.com.